As filed with the Securities and Exchange Commission on December 28, 2001

                                        1933 Act Registration No.333-79415
                                        1940 Act Registration No.811-09357

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]

         Pre-Effective Amendment No.                                   [ ]
         Post-Effective Amendment No.   1                              [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]

         Amendment No.    1                                            [X]

                           JNLNY VARIABLE FUND I LLC
               (Exact Name of Registrant as Specified in Charter)

           225 WEST WACKER DRIVE, SUITE 1200, CHICAGO, ILLINOIS 60606
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 338-5801

Susan S. Rhee, Esq.                 with a copy to:
JNLNY Variable Fund I LLC           Jorden Burt LLP
Associate General Counsel           1025 Thomas Jefferson Street, N.W.
1 Corporate Way                     Suite 400E
Lansing, Michigan  48951            Washington, D.C. 20007
                                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

      immediately upon filing pursuant to paragraph (b)

  X   on December 31, 2001 pursuant to paragraph (b)

      60 days after filing pursuant to paragraph (a)(1)

      on (date)pursuant to paragraph (a)(1)

      75 days after filing pursuant to paragraph (a)(2)

      on (date) pursuant to paragraph (a)(2) of Rule 485.

      This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            JNLNY VARIABLE FUND I LLC
                    REFERENCE TO ITEMS REQUIRED BY FORM N-1A

                                             Caption in Prospectus or
                                             Statement of Additional
                                             Information relating to
N-1A Item                                    each Item
---------                                    -----------------------------

Part A.  Information Required                Prospectus
in a Prospectus
1. Front and Back Cover Pages                Front and Back Cover Pages

2. Risk/Return Summary:  Investments,        About the Series of the Fund
   Risks, and Performance

3. Risk/Return Summary:  Fee Table           Not Applicable

4. Investment Objectives, Principal          About the Series of the Fund
   Investment Strategies, and Related Risks

5. Management's Discussion of Fund           Not Applicable
   Performance

6. Management, Organization and Capital      Management of the Fund;
   Structure                                 Investment in Fund Interests

7. Shareholder Information                   Investment in Fund Interests;
                                             Redemption of Fund Interests;
                                             Tax Status

8. Distribution Arrangements                 Not Applicable

9. Financial Highlights Information          Financial Highlights


Part B. Information Required in a            Statement of
  Statement of Additional Information        Additional Information

10. Cover Page and Table Of Contents         Cover Page and Table of Contents

11. Fund History                             General Information and History

12. Description of the Fund and Its          Common Types of Investments and
    Investments and Risks                    Management Practices; Additional
                                             Risk Considerations; Investment
                                             Restrictions Applicable to All
                                             Series

13. Management of the Fund                   Management of the Fund

14. Control Persons and Principal Holders    Management of the Fund
    of Securities

15. Investment Advisory and Other Services   Investment Advisory and Other
                                             Services

16. Brokerage Allocation and Other           Investment Advisory and Other
    Practices                                Services

17. Capital Stock and Other Securities       Purchases, Redemptions and Pricing
                                             of Interests; Additional
                                             Information

18. Purchase, Redemption and Pricing of      Purchases, Redemptions and Pricing
    Shares                                   of Interests

19. Taxation of the Fund                     Tax Status

20. Underwriters                             Not Applicable

21. Calculation of Performance Data          Performance

22. Financial Statements                     Financial Statements

Part C.

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to the Registration Statement.

                                   PROSPECTUS


                                December 31, 2001

                            JNLNY VARIABLE FUND I LLC

                 225 West Wacker Drive o Chicago, Illinois 60606


This Prospectus provides you with the basic information you should know before investing in the JNLNY Variable Fund I LLC (Fund). The Fund offers interests in separate series, which are comprised of two groups - Target Series and Sector Series.

The interests of the Fund are sold to JNLNY Separate Account I to fund the benefits of variable annuity contracts. The Fund currently offers interests in the following separate Series, each with its own investment objective.



JNL/First Trust The DowSM Target 5 Series
JNL/First Trust The DowSM Target 10 Series
JNL/First Trust The S&P(R) Target 10 Series
JNL/First Trust Global Target 15 Series
JNL/First Trust Target 25 Series
JNL/First Trust Target Small-Cap Series
JNL/First Trust Technology Sector Series
JNL/First Trust Pharmaceutical/Healthcare Sector Series
JNL/First Trust Financial Sector Series
JNL/First Trust Energy Sector Series
JNL/First Trust Leading Brands Sector Series
JNL/First Trust Communications Sector Series


The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.


For more detailed information about the Fund and the Series, see the Fund's Statement of Additional Information (SAI), which is incorporated by reference into this prospectus.

"Dow Jones", "Dow Jones Industrial AverageSM", "DJIASM", "The Dow 10SM", and "The Dow 5SM" are service marks of Dow Jones & Company, Inc. (Dow Jones). Dow Jones has no relationship to the Fund, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the JNL/First Trust The Dow Target 5 Series and the JNL/First Trust The Dow Target 10 Series.


Dow Jones does not:

o Sponsor, endorse, sell or promote the JNL/First Trust The Dow Target 5 Series or the JNL/First Trust The Dow Target 10 Series.

o Recommend that any person invest in the JNL/First Trust The Dow Target 5 Series, the JNL/First Trust The Dow Target 10 Series or any other securities.

o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/First Trust The Dow Target 5 Series or the JNL/First Trust The Dow Target 10 Series.

o Have any responsibility or liability for the administration, management or marketing of the JNL/First Trust The Dow Target 5 Series or the JNL/First Trust The Dow Target 10 Series.

o Consider the needs of the JNL/First Trust The Dow Target 5 Series or the JNL/First Trust The Dow Target 10 Series or the owners of the JNL/First Trust The Dow Target 5 Series or the JNL/First Trust The Dow Target 10 Series in determining, composing or calculating the DJIA or have any obligation to do so.

--------------------------------------------------------------------------------

Dow Jones will not have any liability in connection with the JNL/First Trust The Dow Target 5 Series or the JNL/First Trust The Dow Target 10 Series. Specifically,

o Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

     o The results to be obtained by the JNL/First Trust The Dow Target 5 Series or the JNL/First Trust The Dow Target 10 Series, the owners of the JNL/First Trust The Dow Target 5 Series or the JNL/First Trust The Dow Target 10 Series or any other person in connection with the use of the DJIA and the data included in the DJIA;

     o    The accuracy or completeness of the DJIA and its data;

     o The merchantability and the fitness for a particular purpose or use of the DJIA and its data;

o Dow Jones will have no liability for any errors, omissions or interruptions in the DJIA or its data;

o Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between First Trust Advisors L.P. and Dow Jones is solely for their benefit and not for the benefit of the owners of the JNL/First Trust The Dow Target 5 Series or the JNL/First Trust The Dow Target 10 Series or any other third parties.
--------------------------------------------------------------------------------


"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", and "Standard & Poor's 500"are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. The JNL/First Trust The S&P(R) Target 10 Series is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Series. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.


"JNL(R)", "Jackson National(R)" and "Jackson National Life(R)" are trademarks of Jackson National Life Insurance Company.

                                TABLE OF CONTENTS

About the Series of the Fund....................................................

  JNL/First Trust The DowSM Target 5 Series.....................................

  JNL/First Trust The DowSM Target 10 Series....................................

  JNL/First Trust The S&P(R)Target 10 Series....................................

  JNL/First Trust Global Target 15 Series.......................................

  JNL/First Trust Target 25 Series..............................................

  JNL/First Trust Target Small-Cap Series.......................................

  JNL/First Trust Technology Sector Series......................................

  JNL/First Trust Pharmaceutical/Healthcare Sector Series.......................

  JNL/First Trust Financial Sector Series.......................................

  JNL/First Trust Energy Sector Series..........................................

  JNL/First Trust Leading Brands Sector Series..................................

  JNL/First Trust Communications Sector Series..................................

  More About the Investment Objectives and Risks of All Series..................

Management of the Fund..........................................................

  Investment Adviser............................................................

  Investment Sub-Adviser........................................................

  Portfolio Management..........................................................

Administrative Fee..............................................................

Investment in Fund Interests....................................................

Redemption of Fund Interests....................................................

Tax Status......................................................................

  General.......................................................................

  Internal Revenue Services Diversification Requirements........................

Hypothetical Performance Data for Target Strategies.............................

Financial Highlights............................................................

                          ABOUT THE SERIES OF THE FUND

JNL/First Trust The DowSM Target 5 Series

Investment Objective. The investment objective of the JNL/First Trust The DowSM Target 5 Series (The Dow Target 5 Series) is a high total return through a combination of capital appreciation and dividend income.


Principal Investment Strategies. The Dow Target 5 Series seeks to achieve its objective by investing approximately equal amounts in the common stock of the five companies included in the Dow Jones Industrial AverageSM (DJIA) which have the lowest per share price of the companies with the ten highest dividend yields on or about the business day before each Stock Selection Date. The five companies will be selected annually, beginning January 1, 2002, and on each one year anniversary thereof (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.


Principal Risks of Investing in The Dow Target 5 Series. An investment in The Dow Target 5 Series is not guaranteed. As with any mutual fund, the value of The Dow Target 5 Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

     o Market risk. Because The Dow Target 5 Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o Non-diversification. The Dow Target 5 Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, The Dow Target 5 Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The Dow Target 5 Series' total return and share price.

     o Limited management. The Dow Target 5 Series' strategy of investing in five companies according to criteria determined on a Stock Selection Date prevents The Dow Target 5 Series from responding to market fluctuations. As compared to other funds, this could subject The Dow Target 5 Series to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The Dow Target 5 Series from taking advantage of opportunities available to other funds.

In addition, the performance of The Dow Target 5 Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

The Series has not commenced operations as of the effective date of this prospectus. Therefore, a bar chart and table have not been included for the Series.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of the Series.

The Dow Target 5 Series invests in the common stock of five companies included in The DJIA. The five common stocks will be chosen on or about the business day before each Stock Selection Date by the following criteria:

     o the sub-adviser will determine the dividend yield on each common stock in The DJIA;

     o the sub-adviser will determine the ten companies in The DJIA that have the highest dividend yield;

     o the sub-adviser will allocate approximately equal amounts of The Dow Target 5 Series to the common stocks of the five companies with the lowest price per share of such ten companies;

     o the sub-adviser will determine the percentage relationship between the number of shares of each of the five common stocks selected.

Between Stock Selection Dates, The Dow Target 5 Series will purchase and sell common stocks according to the percentage relationship among the common stocks established at the prior Stock Selection Date.

The stocks in The Dow Target 5 Series are not expected to reflect the entire DJIA nor track the movements of The DJIA.

The SAI has more information about The Dow Target 5 Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/First Trust The DowSM Target 10 Series

Investment Objective. The investment objective of the JNL/First Trust The DowSM Target 10 Series (The Dow Target 10 Series) is a high total return through a combination of capital appreciation and dividend income.


Principal Investment Strategies. The Dow Target 10 Series seeks to achieve its objective by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial AverageSM (DJIA) which have the highest dividend yields on or about the business day before each Stock Selection Date. The ten companies will be selected annually, beginning January 1, 2002, and on each one year anniversary thereof (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.


Principal Risks of Investing in The Dow Target 10 Series. An investment in The Dow Target 10 Series is not guaranteed. As with any mutual fund, the value of The Dow Target 10 Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

     o Market risk. Because The Dow Target 10 Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o Non-diversification. The Dow Target 10 Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, The Dow Target 10 Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The Dow Target 10 Series' total return and share price.

     o Limited management. The Dow Target 10 Series' strategy of investing in ten companies according to criteria determined on a Stock Selection Date prevents The Dow Target 10 Series from responding to market fluctuations. As compared to other funds, this could subject The Dow Target 10 Series to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The Dow Target 10 Series from taking advantage of opportunities available to other funds.

In addition, the performance of The Dow Target 10 Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

The Series has not commenced operations as of the effective date of this prospectus. Therefore, a bar chart and table have not been included for the Series.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of the Series.

The Dow Target 10 Series invests in the common stock of ten companies included in The DJIA. The ten common stocks will be chosen on or about the business day before each Stock Selection Date as follows:

     o the sub-adviser will determine the dividend yield on each common stock in The DJIA on or about the business day before the Stock Selection Date;

     o the sub-adviser will allocate approximately equal amounts of The Dow Target 10 Series to the ten companies in The DJIA that have the highest dividend yield;

     o the sub-adviser will determine the percentage relationship between the number of shares of each of the ten common stocks selected.

Between Stock Selection Dates, The Dow Target 10 Series will purchase and sell common stocks approximately according to the percentage relationship among the common stocks established on the prior Stock Selection Date.

The stocks in The Dow Target 10 Series are not expected to reflect the entire DJIA nor track the movements of The DJIA.

The SAI has more information about The Dow Target 10 Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/First Trust The S&P(R) Target 10 Series

Investment Objective. The investment objective of the JNL/First Trust The S&P(R) Target 10 Series (S&P Target 10 Series) is a high total return through a combination of capital appreciation and dividend income.


Principal Investment Strategies. The S&P Target 10 Series seeks to achieve its objective by investing approximately equal amounts in the common stocks of 10 companies selected from a pre-screened subset of the stocks listed in The S&P 500 Index. The ten companies will be selected annually, beginning January 1, 2002, and on each one year anniversary thereof (Stock Selection Date), on or about the last business day before each Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.


Principal Risks of Investing in The S&P Target 10 Series. An investment in The S&P Target 10 Series is not guaranteed. As with any mutual fund, the value of The S&P Target 10 Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

     o Market risk. Because The S&P Target 10 Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o Non-diversification. The S&P Target 10 Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, The S&P Target 10 Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The S&P Target 10 Series' total return and share price.

     o Limited management. The S&P Target 10 Series' strategy of investing in ten companies according to criteria determined on a Stock Selection Date prevents The S&P Target 10 Series from responding to market fluctuations. As compared to other funds, this could subject The S&P Target 10 Series to more risk if one of the common stocks selected declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The S&P Target 10 Series from taking advantage of opportunities available to other funds.

In addition, the performance of The S&P Target 10 Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

The Series has not commenced operations as of the effective date of this prospectus. Therefore, a bar chart and table have not been included for the Series.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of the Series.


The S&P Target 10 Series consists of a portfolio of 10 common stocks selected on or about the business day before each Stock Selection Date through the following process:

     o first, the sub-adviser ranks the companies in The S&P 500 Index by market capitalization;

     o the sub-adviser selects half of the companies in The S&P 500 Index with the largest market capitalization;

     o from the remaining companies, the sub-adviser selects the half with the lowest price to sales ratio;

     o from the remaining companies, the sub-adviser selects the 10 common stocks with the greatest one year price appreciation;

     o the sub-adviser will allocate approximately equal amounts of The S&P Target 10 Series to the selected 10 common stocks;

     o the sub-adviser will determine the percentage relationship between the number of shares of each of the 10 common stocks selected.


Between Stock Selection Dates, The S&P Target Series will purchase and sell common stocks according to the percentage relationship among the common stocks established at the prior Stock Selection Date.

The stocks in The S&P Target 10 Series are not expected to reflect the entire S&P 500 Index nor track the movements of The S & P 500 Index.

The SAI has more information about The S&P Target 10 Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/First Trust Global Target 15 Series

Investment Objective. The investment objective of the JNL/First Trust Global Target 15 Series (Global Target 15 Series) is a high total return through a combination of capital appreciation and dividend income.


Principal Investment Strategies. The Global Target 15 Series seeks to achieve its objective by investing in the common stocks of certain companies which are components of The Dow Jones Industrial AverageSM (DJIA), the Financial Times Industrial Ordinary Share Index (FT Index) and the Hang Seng Index. The Global Target 15 Series consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of The DJIA, the FT Index and the Hang Seng Index, respectively, that have the highest dividend yields in the respective index. The fifteen companies will be selected annually, beginning January 1, 2002, and on each one year anniversary thereof (Stock Selection
Date), on or about the last business day before each Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.


Principal Risks of Investing in the Global Target 15 Series. An investment in the Global Target 15 Series is not guaranteed. As with any mutual fund, the value of the Global Target 15 Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

     o Market risk. Because the Global Target 15 Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o Non-diversification. The Global Target 15 Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Global Target 15 Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Global Target 15 Series' total return and share price.


     o Foreign investing risk. Because the Global Target 15 Series invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid securities markets. In particular, because the Global Target 15 Series is concentrated in the securities of United Kingdom and Hong Kong issuers, any economic development that negatively affects the United Kingdom or Hong Kong may have an adverse effect on issuers contained in the Global Target 15 Series. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Global Target 15 Series' performance to fluctuate more than if it held only U.S. securities.


     o Currency risk. The value of the Global Target 15 Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Global Target 15 Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o Limited management. The Global Target 15 Series' strategy of investing in fifteen companies according to criteria determined on a Stock Selection Date prevents the Global Target 15 Series from responding to market fluctuations. As compared to other funds, this could subject the Global Target 15 Series to more risk if one of the common stocks selected declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Global Target 15 Series from taking advantage of opportunities available to other funds.

In addition, the performance of the Global Target 15 Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

The Series has not commenced operations as of the effective date of this prospectus. Therefore, a bar chart and table have not been included for the Series.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of the Series.

The Global Target 15 Series invests in the common stock of fifteen companies included in The DJIA, the FT Index and the Hang Seng Index. The fifteen common stocks will be chosen on or about the business day before each Stock Selection Date as follows:

     o the sub-adviser will determine the dividend yield on each common stock in The DJIA, the FT Index and the Hang Seng Index;

     o the sub-adviser will determine the ten companies in each of The DJIA, the FT Index and the Hang Seng Index that have the highest dividend yield in the respective index;

     o out of those companies, the sub-adviser will allocate approximately equal amounts of the Global Target 15 Series to the common stocks of the five companies in each index with the lowest price per share;

     o the sub-adviser will determine the percentage relationship between the number of shares of each of the fifteen common stocks selected.

Between Stock Selection Dates, the Global Target 15 Series will purchase and sell common stocks according to the percentage relationship among the common stocks established at the prior Stock Selection Date.

The SAI has more information about the Global Target 15 Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/First Trust Target 25 Series

Investment Objective. The investment objective of the JNL/First Trust Target 25 Series (Target 25 Series) is a high total return through a combination of capital appreciation and dividend income.


Principal Investment Strategies. The Target 25 Series seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (NYSE). The 25 companies will be selected annually, beginning January 1, 2002, and on each one year anniversary thereof (Stock Selection Date), on or about the last business day before each Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.


Principal Risks of Investing in the Target 25 Series. An investment in the Target 25 Series is not guaranteed. As with any mutual fund, the value of the Target 25 Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

     o Market risk. Because the Target 25 Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.


     o Small cap investing. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. Certain of or all of the companies in which the Target 25 Series may invest may be small cap company stocks. Such companies are likely to have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Target 25 Series may not be appropriate for all investors.


     o Non-diversification. The Target 25 Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Target 25 Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Target 25 Series' total return and share price.

     o Limited management. The Target 25 Series' strategy of investing in twenty-five companies according to criteria determined on a Stock Selection Date prevents the Target 25 Series from responding to market fluctuations. As compared to other funds, this could subject the Target 25 Series to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Target 25 Series from taking advantage of opportunities available to other funds.

In addition, the performance of the Target 25 Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

The Series has not commenced operations as of the effective date of this prospectus. Therefore, a bar chart and table have not been included for the Series.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of the Series.

The Target 25 Series consists of a portfolio of 25 common stocks selected through the following six-step process on or about the business day before each Stock Selection Date:


     o first, the sub-adviser selects all the dividend-paying common stocks listed on the NYSE (excluding financial, transportation and utility stocks, American Depositary Receipts, limited partnerships and any stock included in the Dow Jones Industrial AverageSM);

     o those common stocks are then ranked from highest to lowest market capitalization, and the sub-adviser selects the 400 highest market capitalization stocks;

     o those 400 common stocks are then ranked, in terms of dividend yield, from highest to lowest, and the sub-adviser selects the 75 highest dividend-yielding stocks;

     o from the remaining 75 stocks, the sub-adviser discards the 50 highest dividend-yielding stocks and selects the remaining 25 stocks;

     o the sub-adviser will allocate approximately equal amounts of the Target 25 Series to the common stocks selected for the portfolio;

     o the sub-adviser will determine the percentage relationship between the number of shares of each of the twenty-five common stocks selected.


Between Stock Selection Dates, the Target 25 Series will purchase and sell common stocks according to the percentage relationship among the common stocks established at the Stock Selection Date.


In addition, companies which, based on publicly available information as of the Stock Selection Date, are the subject of an announced business combination which is expected to be concluded within six months of the Stock Selection Date, will be excluded from the Target 25 Series.


The SAI has more information about the Target 25 Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/First Trust Target Small-Cap Series

Investment Objective. The investment objective of the JNL/First Trust Target Small-Cap Series (Target Small-Cap Series) is a high total return through capital appreciation.


Principal Investment Strategies. The Target Small-Cap Series seeks to achieve its objective by investing in a portfolio of common stocks of 40 small capitalization (small cap) companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) or The Nasdaq Stock Market (Nasdaq). These companies will be selected annually, beginning January 1, 2002, and on each one year anniversary thereof (Stock Selection Date), on or about the last business day before each Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.


Principal Risks of Investing in the Target Small-Cap Series. An investment in the Target Small-Cap Series is not guaranteed. As with any mutual fund, the value of the Target Small-Cap Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

     o Market risk. Because the Target Small-Cap Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.


     o Small cap investing. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Target Small-Cap Series is likely to invest have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Target Small-Cap Series may not be appropriate for all investors.


     o Non-diversification. The Target Small-Cap Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Target Small-Cap Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Target Small-Cap Series' total return and share price.

     o Limited management. The Target Small-Cap Series' strategy of investing in certain companies according to criteria determined on a Stock Selection Date prevents the Target Small-Cap Series from responding to market fluctuations. As compared to other funds, this could subject the Target Small-Cap Series to more risk if one of the common stocks selected declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Target Small-Cap Series from taking advantage of opportunities available to other funds.

In addition, the performance of the Target Small-Cap Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

The Series has not commenced operations as of the effective date of this prospectus. Therefore, a bar chart and table have not been included for the Series.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of the Series.


The Target Small-Cap Series consists of a portfolio of 40 common stocks selected through the following process on or about the business day before each Stock Selection Date:

     o first, the sub-adviser selects all U.S. registered corporations which trade on the NYSE, AMEX or Nasdaq (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts);

     o from those companies, the sub-adviser then selects only those companies which have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000 (these dollar limitations will be adjusted periodically for inflation);

     o from the remaining companies, the sub-adviser selects only the stocks with positive three-year sales growth;

     o next, from the remaining companies, the sub-adviser selects only the stocks whose most recent annual earnings are positive;

     o the sub-adviser then eliminates any stock whose price has appreciated by more than 75% in the last 12 months;

     o from the remaining list, the sub-adviser selects the 40 stocks with the greatest price appreciation in the last 12 months (highest to lowest);


     o the sub-adviser will purchase the selected 40 common stocks for the Target Small-Cap Series based on relative market capitalization;


     o the sub-adviser will determine the percentage relationship between the number of shares of each of the 40 common stocks selected.

In each of the above steps, monthly and rolling quarterly data are used in place of annual figures where possible.


Between Stock Selection Dates, the Target Small-Cap Series will purchase and sell common stocks according to the percentage relationship among the common stocks established at the prior Stock Selection Date. In addition, companies which, based on publicly available information as of the Stock Selection Date, are the subject of an announced business combination which is expected to be concluded within six months of the Stock Selection Date, will be excluded from the Target Small-Cap Series.

The SAI has more information about the Target Small-Cap Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/First Trust Technology Sector Series

Investment Objective. The objective of the JNL/First Trust Technology Sector Series (Technology Sector Series) is a high total return through capital appreciation and dividend income.

Principal Investment Strategies. The Technology Sector Series will invest in a portfolio of common stocks issued by technology companies.

Principal Risks of Investing in the Technology Sector Series. An investment in the Technology Sector Series is not guaranteed. As with any mutual fund, the value of the Technology Sector Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

     o Market risk. Because the Technology Sector Series invests in common stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o Non-diversification. The Technology Sector Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Technology Sector Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Technology Sector Series' total return and share price.

     o Industry concentration risk. Because the Technology Sector Series is only investing in common stocks of technology related companies, the Series' performance is closely tied to, and affected by, the technology industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Technology Sector Series will invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.


          The technology industry is among the fastest growing and fastest changing industries in the world. However, it is important to note that technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, especially those which are Internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. Also, the stocks of many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories.

     o Foreign investing risk. Because the Technology Sector Series invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Technology Sector Series' performance to fluctuate more than if it held only U.S. securities.


     o Currency risk. The value of the Technology Sector Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Technology Sector Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

The Series has not commenced operations as of the effective date of this prospectus. Therefore, a bar chart and table have not been included for the Series.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of the Series.

The companies selected for the Technology Sector Series have been researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the sub-adviser's research analysts. The companies in which the Technology Sector Series will invest will generally have market capitalizations of at least $500 million and have been publicly traded for two years or more.


In addition, the performance of the Technology Sector Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


The SAI has more information about the Technology Sector Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/First Trust Pharmaceutical/Healthcare Sector Series

Investment Objective. The objective of the JNL/First Trust
Pharmaceutical/Healthcare Sector Series (Pharmaceutical/Healthcare Sector Series) is a high total return through capital appreciation and dividend income.

Principal Investment Strategies. The Pharmaceutical/Healthcare Sector Series will invest in a portfolio of common stocks issued by pharmaceutical and/or healthcare companies.

Principal Risks of Investing in the Pharmaceutical/Healthcare Sector Series. An investment in the Pharmaceutical/Healthcare Sector Series is not guaranteed. As with any mutual fund, the value of the Pharmaceutical/Healthcare Sector Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

     o Market risk. Because the Pharmaceutical/Healthcare Sector Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o Non-diversification. The Pharmaceutical/Healthcare Sector Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Pharmaceutical/Healthcare Sector Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Pharmaceutical/Healthcare Sector Series' total return and share price.

     o    Industry  concentration  risk.  Because the  Pharmaceutical/Healthcare
          Sector Series is only investing in common stocks of pharmaceutical/healthcare related companies, the Series' performance is closely tied to, and affected by, the pharmaceutical/healthcare industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Pharmaceutical/Healthcare Sector Series will invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.


          The pharmaceutical and healthcare industries continue to evolve, and as a result, pharmaceutical and healthcare companies need to keep pace with this constant change, in order to be successful. Pharmaceutical and healthcare companies are subject to changing government regulation, including price controls, national health insurance, managed care regulation and tax incentives or penalties related to medical insurance premiums, which could have a negative effect on the price and availability of their products and services. Healthcare facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers. In addition, such companies face increasing competition from generic drug sales, the termination of their patent protection for certain drugs and technological advances which render their products or services obsolete. The research and development costs required to bring a drug to market are substantial and may include a lengthy review by the government, with no guarantee that the product will ever go to market or show a profit. In addition, the potential for an increased amount of required disclosure of proprietary scientific information could negatively impact the competitive position of these companies. Many of these companies may not offer certain drugs or products for several years, and as a result, may have significant losses of revenue and earnings.


     o Foreign investing risk. Because the Pharmaceutical/Healthcare Sector Series invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Pharmaceutical/Healthcare Sector Series' performance to fluctuate more than if it held only U.S. securities.


     o Currency risk. The value of the Pharmaceutical/Healthcare Sector Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Pharmaceutical/Healthcare Sector Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

The Series has not commenced operations as of the effective date of this prospectus. Therefore, a bar chart and table have not been included for the Series.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of the Series.

The companies selected for the Pharmaceutical/Healthcare Sector Series have been researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the sub-adviser's research analysts. In addition, the performance of the Pharmaceutical/Healthcare Sector Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.

The SAI has more information about the Pharmaceutical/Healthcare Sector Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/First Trust Financial Sector Series

Investment Objective. The objective of the JNL/First Trust Financial Sector Series (Financial Sector Series) is a high total return through capital appreciation and dividend income.

Principal Investment Strategies. The Financial Sector Series invests in a portfolio of common stocks of companies which may include money center banks, major regional banks, financial and investment service providers and insurance companies.

Principal Risks of Investing in the Financial Sector Series. An investment in the Financial Sector Series is not guaranteed. As with any mutual fund, the value of the Financial Sector Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

     o Market risk. Because the Financial Sector Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o Non-diversification. The Financial Sector Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended (1940 Act), which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Financial Sector Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Financial Sector Series' total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Financial Sector Series does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o Industry concentration risk. Because the Financial Sector Series is only investing in common stocks of financial related companies, the Series' performance is closely tied to, and affected by, the financial industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Financial Sector Series will invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.


          The financial services industry continues to evolve as banks and insurers expand their businesses through innovative products and services. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently-enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

          Banks and thrifts face increased competition from nontraditional lending sources as regulatory changes, such as the recently enacted financial- services overhaul legislation, permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data.

          Brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies are also financial services providers. These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.

          Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality rates. Already extensively regulated, insurance companies' profits may also be adversely affected by increased government regulations or tax law changes.

     o Foreign investing risk. Because the Financial Sector Series invests in stocks of foreign companies, it is also subject to foreign investing risks. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Financial Sector Series' performance to fluctuate more than if it held only U.S. securities.


     o Currency risk. The value of the Financial Sector Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Financial Sector Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

The Series has not commenced operations as of the effective date of this prospectus. Therefore, a bar chart and table have not been included for the Series.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of the Series.

The companies selected for the Financial Sector Series have been researched and evaluated using database screening techniques, fundamental analysis and the judgment of the sub-adviser's research analysts. In addition, the performance of the Financial Sector Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Financial Sector Series.

The SAI has more information about the Financial Sector Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/First Trust Energy Sector Series

Investment Objective. The objective of the JNL/First Trust Energy Sector Series (Energy Sector Series) is a high total return through capital appreciation and dividend income.

Principal Investment Strategies. The Energy Sector Series will invest in a portfolio of common stocks of energy industry companies. The Energy Sector Series' portfolio will include companies from across various areas of the energy industry, including integrated oil, oil field services and equipment, oil and gas production, and natural gas.

Principal Risks of Investing in the Energy Sector Series. An investment in the Energy Sector Series is not guaranteed. As with any mutual fund, the value of the Energy Sector Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

     o Market risk. Because the Energy Sector Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o Non-diversification. The Energy Sector Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Energy Sector Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Energy Sector Series' total return and share price.

     o Industry concentration risk. Because the Energy Sector Series is only investing in common stocks of energy related companies, the Series' performance is closely tied to, and affected by, the energy industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Energy Sector Series will invest are more volatile than a mixture of stocks of companies from a wide variety of industries.


          General problems of the energy industry include volatile fluctuations in price and supply of energy fuels, international politics, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, declines in U.S. crude oil production will likely lead to a greater world dependence on oil from OPEC nations which may result in more volatile oil prices.

     o Foreign investing risk. Because the Energy Sector Series invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Energy Sector Series' performance to fluctuate more than if it held only U.S. securities.


     o Currency risk. The value of the Energy Sector Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Energy Sector Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

The Series has not commenced operations as of the effective date of this prospectus. Therefore, a bar chart and table have not been included for the Series.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of the Series.

The companies selected for the Energy Sector Series have been researched and evaluated using database screening techniques, fundamental analysis and the judgment of the sub-adviser's research analysts.


In addition, the performance of the Energy Sector Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


The SAI has more information about the Energy Sector Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/First Trust Leading Brands Sector Series

Investment Objective. The objective of the JNL/First Trust Leading Brands Sector Series (Leading Brands Sector Series) is a high total return through capital appreciation and dividend income.

Principal Investment Strategies. The Leading Brands Sector Series will invest in a portfolio of common stocks of companies considered to be leaders in the consumer goods industry.

Principal Risks of Investing in the Leading Brands Sector Series. An investment in the Leading Brands Sector Series is not guaranteed. As with any mutual fund, the value of the Leading Brands Sector Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

     o Market risk. Because the Leading Brands Sector Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o Non-diversification. The Leading Brands Sector Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Leading Brands Sector Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Leading Brands Sector Series' total return and share price.

     o Industry concentration risk. Because the Leading Brands Sector Series is only investing in common stocks of consumer goods companies, the Series' performance is closely tied to, and affected by, the consumer industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Leading Brands Sector Series will invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.


          General risks of consumer products companies include cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, product liability litigation and increased governmental regulation. Generally, spending on consumer products is affected by the economic health of consumers. A weak economy and its effect on consumer spending would adversely affect consumer products companies.

     o Foreign investing risk. Because the Leading Brands Sector Series invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Leading Brands Sector Series' performance to fluctuate more than if it held only U.S. securities.


     o Currency risk. The value of the Leading Brands Sector Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Leading Brands Sector Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

The Series has not commenced operations as of the effective date of this prospectus. Therefore, a bar chart and table have not been included for the Series.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of the Series.

The companies selected for the Leading Brands Sector Series have been researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the sub-adviser's research analysts.


In addition, the performance of the Leading Brands Sector Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


The SAI has more information about the Leading Brands Sector Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/First Trust Communications Sector Series

Investment Objective. The objective of the JNL/First Trust Communications Sector Series (Communications Sector Series) is a high total return through capital appreciation and dividend income.

Principal Investment Strategies. The Communications Sector Series invests in a portfolio of common stocks of companies in the communications industry. These companies may include domestic and international companies involved in cable television, computer networking, communications equipment, communications services and wireless communications.

Principal Risks of Investing in the Communications Sector Series. An investment in the Communications Sector Series is not guaranteed. As with any mutual fund, the value of the Communications Sector Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

     o Market risk. Because the Communications Sector Series invests in traded common stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o Non-diversification. The Communications Sector Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Communications Sector Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Communications Sector Series' total return and share price.

     o Industry concentration risk. Because the Communications Sector Series is only investing in common stocks of communication industry companies, the Series' performance is closely tied to, and affected by, the communication industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Communication Sector Series will invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.


          The market for communications products and services is characterized by rapidly changing technology, rapid product obsolescence or loss of patent protection, cyclical market patterns, evolving industry standards and frequent new product introductions. Certain communications/bandwidth companies are subject to substantial governmental regulation, which among other things, regulates permitted rates of return and the kinds of services that a company may offer. The communications industry has experienced substantial deregulation in recent years. Deregulation may lead to fierce competition for market share and can have a negative impact on certain companies. Competitive pressures are intense and communications stocks can experience rapid volatility.

     o Foreign investing risk. Because the Communications Sector Series invest in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Communication Sector Series' performance to fluctuate more than if it held only U.S. securities.


     o Currency risk. The value of the Communications Sector Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Communications Sector Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


Performance. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

The Series has not commenced operations as of the effective date of this prospectus. Therefore, a bar chart and table have not been included for the Series.

Additional  Information  About  the  Principal  Investment   Strategies,   Other
Investments and Risks of the Series.

The companies selected for the Communications Sector Series have been researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the sub-adviser's research analysts.


In addition, the performance of the Communications Sector Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


The SAI has more information about the Communications Sector Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

More About the Investment Objectives and Risks of All Series

Investment Objectives. The investment objectives and policies of each of the Series are not fundamental and may be changed by the Board of Managers of the Fund, without interest holder approval.


Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Target and Sector Series.


Target Series Generally. It is generally not possible for the sub-adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually will be impossible for the Target Series to be 100% invested in the prescribed mix of securities at any time. To the extent that the Target Series is not fully invested, the interests of the interest holders may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, the sub-adviser will generally try, as much as practicable, to maintain a minimum cash position at all times. Normally, the only cash items held by the Target Series will be amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the securities.

The sub-adviser will attempt to replicate the percentage relationship of securities when selling securities for the Target Series. The percentage relationship among the number of securities in the Target Series should therefore remain relatively stable. However, given the fact that the market price of such securities will vary throughout the year, the value of the securities of each of the companies as compared to the total assets of the Target Series will fluctuate during the year, above and below the proportion established on the annual Stock Selection Date. At the Stock Selection Date for the Target Series, new securities will be selected and a new percentage relationship will be established among the number of securities for the Target Series.


Certain provisions of the Investment Company Act of 1940 limit the ability of a Series to invest more than 5% of the Series' total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (Securities Related Companies). The Fund has been granted by the Securities and Exchange Commission (SEC) an exemption from this limitation so that The Dow Target 5, The Dow Target 10, The S&P Target 10 and the Global Target 15 Series may invest up to 20.5 (for The Dow Target 5 Series), 10.5% (for The Dow Target 10 and The S&P Target 10 Series) and 7.17% (for the Global Target 15 Series) of the respective Series' total assets in the stock of Securities Related Companies. The 20.5%, 10.5% and 7.17% respective standards will be based on the prices of Common Shares as of the first business day after the Stock Selection Date.

The Target Series will not invest in the stocks of companies which, based on publicly available information as of two business days prior to the Stock Selection Date, are the subject of an announced business combination which is expected to be completed within six months after the Stock Selection Date.


Sector Series Generally. The Sector Series may actively trade securities in seeking to achieve their objectives. Doing so may increase transaction costs, which may reduce performance.

Derivatives. The sub-adviser may, but will not necessarily, utilize derivative instruments, such as options, futures contracts, forward contracts, warrants, indexed securities and repurchase agreements, for hedging and risk management.

For the Series that invest in stocks of foreign companies, the sub-adviser may enter into forward contracts to manage the Series' exposure to changes in foreign currencies associated with the purchase or sale of such stock. This strategy minimizes the effect of currency appreciation as well as depreciation, but does not protect against a decline in the underlying value of the hedged security. In addition, this strategy may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact a Series' performance if the sub-adviser's projection of future exchange rates is inaccurate.


Derivative instruments involve special risks. The Series sub-adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Series depending on the nature and extent of the derivatives in the Series' portfolio. Additionally, if the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the Series' portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

Description of Indices. The portfolios of certain of the Series consist of the common stocks of companies listed on various indices. Except as previously described, the publishers of the indices have not granted the Fund or the Fund's investment adviser a license to use their respective index. None of the Series is designed or intended to result in prices that parallel or correlate with the movements in any particular index or a combination of indices and it is expected that their prices will not parallel or correlate with such movements. The publishers of the indices have not participated in any way in the creation of the Fund or any of the Series or in the selection of stocks in the Series. A description of certain of the indices is provided below:


The Dow Jones Industrial AverageSM. The stocks included in the DJIA are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

The Financial Times Industrial Ordinary Share Index. The FT Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of the British industry and commerce. This index is an unweighted average of the share prices of selected companies. These companies are highly capitalized and major factors in their industries. In addition, their stocks are widely held by individuals and institutional investors.

The Hang Seng Index. The Hang Seng Index presently consists of 33 of the 358 stocks currently listed on the Stock Exchange of Hong Kong Ltd. (Hong Kong Stock Exchange), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations. The Hang Seng Index represents approximately 70% of the total market capitalization of the stocks listed on the Hong Kong Stock Exchange.

The Nasdaq-100 Index. The Nasdaq-100 Index represents the largest and most active nonfinancial domestic and international issues listed on the Nasdaq Stock Market(R). The index is calculated based on a modified capitalization weighted methodology. The Nasdaq Stock Market lists nearly 5,400 companies and trades more shares per day than any other major U.S. market.


The Standard & Poor's 500 Index. Widely regarded as the standard for measuring large-cap U.S. stock market performance, the S&P 500 Index includes a representative sample of leading U.S. companies in leading industries. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value.


Legislation. At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the common stock in the Series or the issuers of such common stock. Further, changing approaches to regulation may have a negative impact on certain companies represented in the Series. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Series or will not impair the ability of the issuers of the common stock held in the Series to achieve their business goals.

                             MANAGEMENT OF THE FUND

Investment Adviser

Under Delaware law and the Fund's Certificate of Formation and Operating Agreement, the management of the business and affairs of the Fund is the responsibility of the Board of Managers of the Fund.


Jackson National Asset Management, LLC (JNAM), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Fund and provides the Fund with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom. JNAM is a successor to Jackson National Financial Services,LLC which served as an investment adviser to the Fund until January 31, 2001, when it transferred its duties as investment adviser to JNAM.

JNAM has selected First Trust Advisors L.P. as sub-adviser to manage the investment and reinvestment of the assets of the Series of the Fund. JNAM monitors the compliance of the sub-adviser with the investment objectives and related policies of each Series and reviews the performance of the sub-adviser and reports periodically on such performance to the Board of Managers of the Fund.

As compensation for its services, JNAM receives a fee from the Series computed separately for each Series. The fee for each Series is stated as an annual percentage of the net assets of the Series. The fee, which is accrued daily and payable monthly, is calculated on the basis of the average net assets of each Series. Once the average net assets of a Series exceed specified amounts, the fee is reduced with respect to such excess.

Each Series is obligated to pay JNAM the following fee:


     ASSETS                                                        FEES

     $0 to $500 million............................................ .75%
     $500 million to $1 billion.................................... .70%
     Over $1 billion............................................... .65%

Investment Sub-Adviser


First Trust Advisors L.P. (First Trust), an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for each Series of the Fund. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of Dupage L.P., and one general partner, Nike Securities Corporation. Grace Partners of Dupage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Nike Securities Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family.

First Trust is also the portfolio supervisor of certain unit investment trusts sponsored by Nike Securities L.P. (Nike Securities) which are substantially similar to the certain of the Series in that they have the same investment objectives as those Series but have a life of approximately one year. Nike Securities specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, The First Trust Special Situations Trust, The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA.

Under the terms of the Sub-Advisory Agreement between First Trust and JNAM, First Trust manages the investment and reinvestment of the assets of each Series, subject to the oversight and supervision of JNAM and the Board of Managers of the Fund. First Trust formulates a continuous investment program for each Series consistent with its investment objectives and policies outlined in this Prospectus. First Trust implements such programs by purchases and sales of securities and regularly reports to JNAM and the Board of Managers of the Fund with respect to the implementation of such programs.

As compensation for its services, First Trust receives a fee from JNAM computed separately for each Series, stated as an annual percentage of the net assets of such Series. The SAI contains a schedule of the management fees JNAM currently is obligated to pay First Trust out of the advisory fee it receives from each Series.


Portfolio Management

There is no one individual primarily responsible for portfolio management decisions for the Series. Investments are made under the direction of a committee.

                               ADMINISTRATIVE FEE


In addition to the investment advisory fee, each Series pays to JNAM an Administrative Fee. Each Series, except the JNL/First Trust Global Target 15 Series, pays JNAM an Administrative Fee of .10% of the average daily net assets of the Series. The JNL/First Trust Global Target 15 Series pays JNAM an Administrative Fee of .15% of the average daily net assets of the Series. In return for the fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Series. In accordance with the Administration Agreement, JNAM is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing, managers fees and all other services necessary for the operation of each Series. Each Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.


                          INVESTMENT IN FUND INTERESTS


Interests in the Fund are currently sold to JNLNY Separate Account - I, a separate account of JNL, 1 Corporate Way, Lansing, Michigan 48951, to fund the benefits under certain variable annuity contracts (Contracts). The Separate Account purchases interests in the Series at net asset value using premiums received on Contracts issued by JNL. Purchases are effected at net asset value next determined after the purchase order, in proper form, is received by the Fund's transfer agent. There is no sales charge.


Interests in the Fund are not available to the general public directly. The Series are managed by a sub-adviser who manages publicly available unit investment trusts having similar names and investment objectives. While some of the Series may be similar to, and may in fact be modeled after publicly available unit investment trusts, Contract purchasers should understand that the Series are not otherwise directly related to any publicly available unit investment trusts. Consequently, the investment performance of publicly available unit investment trusts and any corresponding Series may differ substantially.

The net asset value per interest of each Series is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per interest is calculated by adding the value of all securities and other assets of a Series, deducting its liabilities, and dividing by the number of interests outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. A Series may invest in securities primarily listed on foreign exchanges and that trade on days when the Series does not price its interests. As a result, a Series' net asset value may change on days when shareholders are not able to purchase or redeem the Series' interests.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional shares of the designated Series (rounded to the nearest 1/1000 of a share). The Fund does not issue interest certificates.

                          REDEMPTION OF FUND INTERESTS


JNLNY Separate Account I redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Fund is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received.


The Fund may suspend the right of redemption only under the following unusual circumstances:

     o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

General


The Fund is a limited liability company with all of its interests owned by a single entity, JNLNY Separate AccountI. Accordingly, the Fund is taxed as part of the operations of JNL and is not taxed separately. Under current tax law, interest, dividend income and capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract. For a discussion of the tax status of the variable annuity policy, please refer to the prospectus for JNLNY Separate Account - I.


Internal Revenue Service Diversification Requirements


The Series intend to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the variable annuity policies issued by JNLNY Separate Account I . The Sub-Advisory Agreement requires the Series to be operated in compliance with these diversification requirements. First Trust, as sub-adviser, reserves the right to depart from the investment strategy of a Series in order to meet these diversification requirements. See the SAI for more specific information.


               HYPOTHETICAL PERFORMANCE DATA FOR TARGET STRATEGIES


As of the date of this Prospectus, the Series has not been in operation for a full fiscal year. However, certain aspects of the investment strategies for The Dow Target 5 Series, The Dow Target 10 Series, the S&P Target 10 Series, the Global Target 15 Series, the Target 25 Series, and the Target Small-Cap Series (Target Series) can be demonstrated using historical data. The following table illustrates the hypothetical performance of the investment strategies used by each Target Series and the actual performance of the DJIA, the S&P 500 Index, the FT Index, the Hang Seng Index, the Ibbotson Small Cap Index and a combination index made up of one-third of the total returns of each of the DJIA, the Hang Sang and the FT Indices. The performance information for each Series is net of fees (before any waiver or reimbursement). The table also shows how performance varies from year to year.


The information for the Target Strategies assumes that each Strategy was fully invested as of the beginning of each year and that each Stock Selection Date was the first of the year. In addition, the performance information does not take into consideration any sales charges, commissions, insurance fees or charges imposed on the sale of the variable annuity policies, expenses or taxes. Any of such charges will lower the returns shown.

The information provided below has been stated in U.S. dollars and therefore has been adjusted to reflect currency exchange rate fluctuations. Also, the information provided for the Target 25 Strategy and the Target Small-Cap Strategy excludes common stocks of companies which on a Stock Selection Date were party to a publicly announced business combination which was expected to have been completed within six months.

The returns shown below for the Target Strategies do not represent the results of actual trading using client assets but were achieved by means of the retroactive application of strategies that were designed with the benefit of hindsight. These returns should not be considered indicative of the skill of the sub-adviser. The returns may not reflect the impact that any material market or economic factors might have had if the Strategies had been used during the periods shown to actually manage client assets. During a portion of the period shown in the table below, the sub-adviser acted as the portfolio supervisor of certain unit investment trusts which employed strategies similar to the hypothetical strategies shown below.

The returns shown below for the Target Strategies are not a guarantee of future performance and should not be used to predict the expected returns on a Target Strategy. In fact, each hypothetical Target Strategy underperformed its respective index in certain years.



Hypothetical Comparison of Total Return


Year          Target 25     Target 10     Target 5      Global        Target
              Strategy       Strategy     Strategy    Target 15     Small-Cap
                                                       Strategy      Strategy


1981             8.52%         7.46%        3.19%        0.03%        -9.46%
1982            30.83%        27.12%       43.37%       -2.77%        51.26%
1983            32.09%        39.07%       36.38%       15.61%        31.04%
1984             5.55%         6.22%       11.12%       29.88%        -1.10%
1985            41.89%        29.54%       38.34%       54.06%        50.81%
1986            25.01%        35.63%       30.89%       38.11%        23.35%
1987            14.41%         5.59%       10.69%       17.52%        14.94%
1988            27.18%        24.75%       21.47%       24.26%        23.19%
1989            22.98%        26.97%       10.55%       15.98%        26.10%
1990            -0.82%        -7.82%      -15.74%        3.19%         1.08%
1991            37.67%        34.20%       62.03%       40.40%        59.55%
1992            15.14%         7.69%       22.90%       26.64%        27.81%
1993            15.22%        27.08%       34.01%       65.65%        22.47%
1994             9.73%         4.21%        8.27%       -7.26%         2.11%
1995            36.69%        36.85%       30.50%       13.45%        41.65%
1996            28.53%        28.35%       26.20%       21.00%        34.96%
1997            30.69%        21.68%       19.97%       -6.38%        16.66%
1998             1.83%        10.59%       12.36%       13.50%         1.85%
1999             -.41%         5.06%       -7.28%        8.88%        12.88%
2000            -2.78%         5.99%       11.09%        5.15%         5.39%





Year         S&P        S&P 500     FT Index     Hang Seng       DJIA       Ibbotson       Cumulative
            Target       Index                     Index                    Small-Cap    Index Returns
           Strategy                                                           Index            (3)


1981       -10.59%         -4.92%       -5.30%       -12.34%      -3.61%         13.88%           -7.08%
1982        38.21%         21.14%        0.42%       -48.01%      26.85%         28.01%           -6.91%
1983        20.01%         22.28%       21.94%        -2.04%      25.82%         39.67%           15.24%
1984        16.34%          6.22%        2.15%        42.61%       1.29%         -6.67%           15.35%
1985        43.49%         31.77%       54.74%        50.95%      33.28%         24.66%           46.32%
1986        21.81%         18.31%       24.36%        51.16%      27.00%          6.85%           34.18%
1987        9.16%           5.33%       37.13%        -6.84%       5.66%         -9.30%           11.99%
1988        20.35%         16.64%        9.00%        21.04%      16.03%         22.87%           15.36%
1989        39.62%         31.35%       20.07%        10.59%      32.09%         10.18%           20.92%
1990        -5.64%         -3.30%       11.03%        11.71%      -0.73%        -21.56%            7.34%
1991        24.64%         30.40%        8.77%        50.68%      24.19%         44.63%           27.88%
1992        24.66%          7.62%       -3.13%        34.73%       7.39%         23.35%           12.99%
1993        42.16%          9.95%       19.22%       124.95%      16.87%         20.98%           53.68%
1994        8.17%           1.34%        1.97%       -29.34%       5.03%          3.11%           -7.45%
1995        25.26%         37.22%       16.21%        27.52%      36.67%         34.66%           26.80%
1996        26.61%         22.82%       18.35%        37.86%      28.71%         17.62%           28.31%
1997        61.46%         33.21%       14.78%       -17.69%      24.82%         22.78%            7.30%
1998        53.85%         28.57%       12.32%        -2.60%      18.03%         -7.38%            9.25%
1999        3.49%          20.94%       15.25%        71.34%      27.06%         28.96%           37.88%
2000        -8.93%         -9.08%      -16.14%        -9.32%      -4.71%         -3.87%          -10.05%


(1) The Target 25 Strategy, the Target Small-Cap Strategy, the Target 10 Strategy, the Target 5 Strategy and the Global Target 15 Strategy for any given period were selected by applying the respective strategy as of the close of the prior period.


(2) The total return shown does not take into consideration any sales charges, commissions, expenses or taxes. Total return assumes that all dividends are reinvested semi-annually (with the exception of the FT Index and the Hang Seng Index from 12/31/80 through 12/31/86, during which time annual reinvestment was assumed), and all returns are stated in terms of the United States dollar. Based on the year-by-year returns contained in the table, over the 20 full years listed above, the Target 25 Strategy achieved an average annual total return of 18.19%, the Target Small-Cap Strategy achieved an average annual total return of 20.41%, the Target 10 Strategy achieved an average annual total return of 18.02%, and the Target 5 Strategy achieved an average annual total return of 19.21%, the S&P Target Strategy achieved an average annual total return of 20.97% and the Global Target 15 Strategy achieved an average annual total return of 17.41%. In addition, over this period, each individual strategy achieved a greater average annual total return than that of its corresponding index, the S&P 500 Index, Ibbotson Small-Cap Index, the DJIA or a combination of the FT Index, Hang Seng Index and DJIA, which were 15.57%, 13.28%, 16.66% and 15.67%, respectively. Although each Strategy seeks to achieve a better performance than its respective index as a whole, there can be no assurance that a Strategy will achieve a better performance.


(3) Cumulative Index Returns represent the average of the annual returns of the stocks contained in the FT Index, Hang Seng Index and DJIA. Cumulative Index Returns do not represent an actual index.

                              FINANCIAL HIGHLIGHTS

The financial highlights information for the Fund is not included in the prospectus because the Fund had not commenced operations as of the effective date of this prospectus.

                                   PROSPECTUS

                                December 31, 2001

                            JNLNY VARIABLE FUND I LLC

You can find more information about the Fund in:

     o The Fund's Statement of Additional Information (SAI) dated December 31, 2001, which contains further information about the Fund and the Series, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission
          (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

     o The Fund's Annual and Semi-Annual Reports to shareholders, which show the Series' actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Series' performance during the year covered by the report.

You may obtain a copy of the current SAI or the most recent Annual and Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683, or writing the JNLNY Variable Fund I LLC Service Center, P.O. Box 378002, Denver, Colorado 80237-8002.

You may also obtain information about the Fund (including its current SAI and most recent Annual and Semi-Annual Reports) from the SEC's Internet site (http://www.sec.gov), by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section in Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling1-202-942-8090.

                                                         File No.:  811-09357

                       STATEMENT OF ADDITIONAL INFORMATION


                                December 31, 2001


                            JNLNY VARIABLE FUND I LLC




This Statement of Additional Information (the "SAI") is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNLNY Variable Fund I LLC Prospectus, dated December 31, 2001. Not all Series described in this Statement of Additional Information may be available for investment. The Prospectus may be obtained at no charge by calling (800) 766-4683, or writing P.O. Box 378002, Denver, Colorado 80237-8002.





                                TABLE OF CONTENTS


General Information and History........................................   2
Common Types of Investments and Management Practices...................   2
Additional Risk Considerations.........................................   8
Investment Restrictions Applicable to All Series.......................  26
Management of the Fund.................................................  27
Performance............................................................  31
Investment Advisory and Other Services.................................  32
Purchases, Redemptions and Pricing of Interests........................  37
Additional Information.................................................  38
Tax Status.............................................................  39
Financial Statements ..................................................  39

                         GENERAL INFORMATION AND HISTORY


JNLNY Variable Fund I LLC (the "Fund") is a non-diversified, open-end management company organized as a Delaware limited liability company on January 26, 1999. The Fund offers interests in separate Series (collectively, the "Series"), which are comprised of two groups - Target Series and Sector Series.


              COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

This section describes some of the types of securities a Series may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. A Series may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Series' investment objective(s) and policies described in the Prospectus and in this SAI.

Bank Obligations. A Series may invest in bank obligations, which include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Series may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Borrowing and Lending. A Series may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets. To secure borrowings, a Series may mortgage or pledge securities in amounts up to 15% of its net assets.

Cash Position. A Series may hold a certain portion of its assets in repurchase agreements and money market securities maturing in one year or less that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. For temporary, defensive purposes, a Series may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

Commercial Paper. A Series may invest in commercial paper.  Commercial paper are
short-term  promissory  notes  issued  by  corporations   primarily  to  finance
short-term credit needs. Such notes may have fixed or variable rates.

Common and Preferred Stocks. A Series may invest in common and/or preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Series may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

Convertible Securities. A Series may invest in debt or preferred stock convertible into or exchangeable for common stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.


Foreign Currency Transactions. A Series will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis, at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies . A Series will generally not enter into a forward contract with a term of greater than one year.


There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various countries where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.


Foreign Securities. A Series may invest in foreign securities. Investors should realize that investing in foreign securities involves certain special considerations which are not typically associated with investing in U.S. Securities. These include non-U.S. dollar-denominated securities traded principally outside the U.S. and dollar-denominated securities traded in the U.S. (such as American Depositary Receipts). Such investments increase a Series' diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). In addition, foreign securities purchased by the Series, may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees. Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.


Futures and Options. Futures contracts are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. A Series may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A Series may purchase or sell call and put options on securities, financial indices, and foreign currencies, and may invest in futures contracts on foreign currencies and financial indices, including interest rates or an index of U.S. Government securities, foreign government securities or equity or fixed-income securities.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Series' total return; and the potential loss from the use of futures can exceed the Series' initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing a Series' income.


The Series' use of commodity futures and commodity options trading should not be viewed as providing a vehicle for interest holder participation in a commodity pool. Rather, in accordance with regulations adopted by the Commodity Futures Trading Commission (CFTC), a Series will employ such techniques only for (1) hedging purposes, or (2) otherwise, to the extent that aggregate initial margin and required premiums do not exceed 5 percent of the Series' net assets.

Hybrid Instruments. A Series may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or common stock index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Illiquid Securities. A Series may hold illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven days; securities for which market quotations are not readily available; restricted securities not determined to be liquid in accordance with guidelines established by the Fund's Board of Managers; over-the-counter (OTC) options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions.

Money Market Funds. Each Series may invest in shares of money market funds to the extent permitted by the Investment Company Act of 1940, as amended.


Portfolio Turnover. To a limited extent, a Series may engage in short-term transactions if such transactions further its investment objective. A Series may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

Repurchase Agreements and Reverse Repurchase Agreements. A Series may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Series and a simultaneous agreement (generally by a bank or dealer) to repurchase that security from the Series at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security. The Series must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

The Series may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, a Series, together with other registered investment companies having management agreements with a common investment adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When a Series invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.


Securities Lending. Each Series may also lend common stock to broker-dealers and financial institutions to realize additional income. As a fundamental policy, a Series will not lend common stock or other assets, if as a result, more than 33 1/3% of the Series' total assets would be lent to other parties. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each Series must receive any dividends or interest paid by the issuer on such securities; (c) each Series must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each Series must receive either interest from the investment of collateral or a fixed fee from the borrower. The Series might experience a loss if the borrowing broker-dealer or financial institution breaches its agreement with the Series.


Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a Series may experience delays in, or be prevented from, recovering the collateral. During the period that the Series seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A Series may also incur expenses in enforcing its rights. If a Series has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.


Security-related Issuers. The Fund has been granted exemptive relief from the Securities and Exchange Commission to allow certain Series to invest more than 5% of their assets in the securities of any issuer that derives more than 15 percent of its gross revenue from "securities related activities" (as defined in rule 12d3-1 under the Investment Company Act of 1940). The Series to which this exemptive relief apply are the JNL/First Trust The DowSM Target 5 Series, the JNL/First Trust The DowSM Target 10 Series, the JNL/First Trust The S&P(R) Target 10 Series, and the JNL/First Trust Global Target 15 Series.

Short Sales. A Series may sell securities short. A short sale is the sale of a security the Series does not own. It is "against the box" if at all times when the short position is open the Series owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that a Series engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Managers, in a segregated account, or otherwise cover its position in a permissible manner. If the value of the security goes up, the Series will have to buy it back at a loss to make good on the borrowing.


Short-Term Corporate Debt Securities. A Series may invest in short-term corporate debt securities. These are non-convertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Standard & Poor's Depository Receipts. Standard & Poor's Depository Receipts (SPDRs) are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of equity securities that is intended to track the price performance and dividend yield of the S&P 500 Index. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to a Series as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

U.S. Government Securities. U.S. Government securities are issued or guaranteed as to principal and interest by U.S. Government agencies or instrumentalities. These include securities issued by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, Student Loan Marketing Association, and the Tennessee Valley Authority. Some of these securities, such as those issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

U.S. Government Obligations. U.S. Government obligations include bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

Variable Rate Securities. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

Warrants. A Series may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase common stock at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued Securities and Forward Commitment Contracts. A Series may purchase securities on a when-issued or delayed delivery basis (When-Issueds) and may purchase securities on a forward commitment basis (Forwards). Any or all of the Series' investments in debt securities may be in the form of When-Issueds and Forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the Series to the issuer and no interest accrues to the Series. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the Series makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Series will maintain cash and/or liquid assets with its custodian bank at least equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Series (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

Writing Covered Options on Securities. A Series may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the sub-adviser determines is appropriate in seeking to attain a Series' investment objective. Call options written by a Series give the holder the right to buy the underlying security from the Series at a stated exercise price; put options give the holder the right to sell the underlying security to the Series at a stated price.

A Series may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Series owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Series owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Series owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Series will maintain in a segregated account at the Series' custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Series' obligation under the option. A Series may also write combinations of covered puts and covered calls on the same underlying security.

A Series will receive a premium from writing an option, which increases the Series' return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Series will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Series will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

A Series may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Series will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Series.

                         ADDITIONAL RISK CONSIDERATIONS


Emerging Markets. The considerations noted below under "Foreign Securities" may be intensified in the case of investment in developing countries. Investments in securities of issuers in emerging markets may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Series' investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, emerging markets economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Foreign Securities. Investments in foreign securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Series. Securities of some foreign issuers in many cases are less liquid and more volatile than securities of comparable domestic issuers. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. A Series may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Series will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities. The Series which invest primarily in foreign securities are particularly susceptible to such risks. American Depositary Receipts do not involve all of the same direct currency and liquidity risks as foreign securities.


The share price of a Series that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Series' foreign investments may cause changes in a Series' share price that have a low correlation with movement in the U.S. markets. Because most of the foreign securities in which a Series invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of a Series, depending on the extent of the Series' foreign investments.

A Series may employ certain strategies in order to manage exchange rate risks. For example, a Series may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency. A Series may enter into contracts to sell that foreign currency for U. S. dollars (not exceeding the value of a Series' assets denominated in or exposed to that currency) or by participating in options or futures contracts with respect to such currency (position hedge). A Series could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge). A Series may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge). A Series may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries. In addition, when a Series anticipates purchasing or selling securities denominated in or exposed to a particular currency, the Series may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

These strategies minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact a Series' performance if the sub-adviser's projection of future exchange rates is inaccurate.

Futures, Options and Other Derivative Instruments. The use of futures, options, forward contracts, and swaps (derivative instruments) exposes a Series to additional investment risks and transaction costs. If the sub-adviser seeks to protect a Series against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Series, that Series could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include:
(1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

Hybrid Instruments. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of "Futures, Options, and Other Derivative Instruments" herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Series and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be a risk factor which the Series would have to consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


Insurance Law Restrictions. In connection with the Fund's agreement to sell interests in the Fund to JNLNY Separate Account I (Separate Account), Jackson National Asset Management, LLC (JNAM) and Jackson National Life Insurance Company of New York (JNLNY) may enter into agreements with the Fund, required by certain state insurance departments, under which JNAM may agree to use its best efforts to assure and to permit JNLNY to monitor that each Series of the Fund complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Series failed to comply with such restrictions or limitations, JNLNY would take appropriate action, which might include ceasing to make investments in the Fund and/or Series or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Fund's operations.

Investment Strategy Risks. The common stock selected for certain Target Series generally share attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or exchange. The common stock may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the common stock will or will not change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the common stock will be maintained or that share prices will not decline further during the life of the Target Series, or that the common stock will continue to be included in the respective indices or exchanges. Investing in stocks with the highest dividend yields amounts to a contrarian strategy because these shares are often out of favor. Such strategy may be effective in achieving the respective strategy-based Series' investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either a Target Series' objective will be achieved or that a Target Series will provide for capital appreciation in excess of such Target Series' expenses. Because of the contrarian nature of such Target Series and the attributes of the common stock which caused inclusion in the portfolio, such Target Series may not be appropriate for investors seeking either preservation of capital or high current income. In addition, the strategies for all of the Target Series have underperformed their respective index or indices in certain years.


Litigation. Certain of the issuers of common stock in certain Series may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health case expenditures, aggregate many billions of dollars.


In November 1998, certain companies in the U.S. tobacco industry, including Philip Morris, entered into a negotiated settlement with several states which would result in the resolution of significant litigation and regulatory issues affecting the tobacco industry generally. The proposed settlement, while extremely costly to the tobacco industry, would significantly reduce uncertainties facing the industry and increase stability in business and capital markets. Future litigation and/or legislation could adversely affect the value, operating revenues and financial position of tobacco companies and could adversely affect the Series.

Certain of the Series may include the common stock of Microsoft Corporation in their portfolios. Microsoft Corporation is currently engaged in litigation with the U.S. Department of Justice and several state Attorneys General. The complaints against Microsoft include unfair competition and anti-trust violations. The claims seek injunctive relief and monetary damages. The District Court handling the antitrust case held that Microsoft exercised monopoly power in violation of Sections 1 and 2 of the Sherman Antitrust Act and various state antitrust laws. A judgment was entered on June 7, 2000 ordering, among other things, the breakup of Microsoft into two companies. The judgment was stayed pending an appeal. On June 28, 2001, the U.S. Court of Appeals for the District of Columbia Circuit affirmed in part, reversed in part, and vacated the judgment in its entirety and remanded the case to the District Court for a new trial on one Section 1 claim and for entry of a new judgment consistent with its ruling. In its ruling, the Court of Appeals substantially narrowed the bases of liability found by the District Court, but affirmed some of the District Court's conclusions that Microsoft had violated Section 2. On September 6, 2001, the plaintiffs announced that on remand they will not ask the Court to break Microsoft up, that they will seek imposition of conduct remedies, and that they will not retry the one Section 1 claim returned to the District Court by the Court of Appeals. On August 7, 2001, Microsoft petitioned the Supreme Court for a writ of certiorari to review the appellate court's ruling concerning its disqualification of the District Court judge. The Supreme Court denied the petition on October 9, 2001. Microsoft may petition the Supreme Court to review other aspects of the appellate court's decision after final judgment is entered. On October 12, 2001, the trial court held a status conference and entered orders requiring the parties to engage in settlement discussions until November 2, 2001. If no settlement is reached by that date, the parties will begin discovery leading to an evidentiary hearing on remedies on March 11, 2002. It is impossible to predict what impact the proceedings will have on Microsoft or the value of its stock.

At any time, litigation may be instituted on a variety of grounds with respect to the common stock held in a Series' portfolio. The Fund is unable to predict whether any litigation including the above-described litigation, that has been or will be instituted, might have a material adverse effect on the Fund or any Series.


Specific Country Economic Risk. The information provided below details certain important factors which impact the economies of both the United Kingdom and Hong Kong and may impact the Global Target 15 series, as well as other Series of the Fund which invest in foreign securities. This information has been extracted from various governmental and private publications, but no representation can be made as to its accuracy; furthermore, no representation is made that any correlation exists between the economies of the United Kingdom and Hong Kong and the value of the common stock held by the Global Target 15 Series.

         United Kingdom. The emphasis of the United Kingdom's economy is in the private services sector, which includes the wholesale and retail sector, banking, finance, insurance and tourism. Services as a whole account for a majority of the United Kingdom's gross national product and make a significant contribution to the country's balance of payments. The portfolio of the Global Target 15 Series may contain common stocks of British companies engaged in such industries as banking, chemicals, building and construction, transportation, telecommunications and insurance. Many of these industries may be subject to government regulation, which may have a materially adverse effect on the performance of their stock. The United Kingdom is a member of the European Union
(EU), which was created through the formation of the Maastricht Treaty on European Union (Treaty) in late 1993. It is expected that the Treaty will have the effect of eliminating most remaining trade barriers between the 15 member nations and make Europe one of the largest common markets in the world. However, the effective implementation of the Treaty provisions and the rate at which trade barriers are eliminated is uncertain at this time. Furthermore, the recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and the impact of such development upon the value of the common stock in the Global Target 15 Series impossible to predict.

A majority of the EU members converted their existing sovereign currencies to a common currency (euro) on January 1, 1999. The United Kingdom did not participate in this conversion on January 1, 1999 and it is not possible to predict if or when the United Kingdom will convert to the euro. Moreover, it is not possible to accurately predict the effect of the current political and economic situation upon long-term inflation and balance of trade cycles and how these changes, as well as the implementation of a common currency throughout a majority of EU countries, would affect the currency exchange rate between the U.S. dollar and the British pound sterling. In addition, United Kingdom companies with significant markets or operations in other European countries (whether or not such countries are participating) face strategic challenges as these entities adapt to a single trans-national currency. The euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of the EU market; affect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences. It is not possible to predict what impact, if any, the euro conversion will have on any of the common stock issued by United Kingdom companies in the Global Target 15 Series.


         Hong Kong. Hong Kong, established as a British colony in the 1840's, reverted to Chinese sovereignty effective July 1, 1997. On such date, Hong Kong became a Special Administrative Region (SAR) of China. Hong Kong's new constitution is the Basic Law (promulgated by China in 1990). Prior to July 1, 1997, the Hong Kong government followed a laissez-faire policy toward industry. However, Hong Kong's recent economic data has not been encouraging. The full impact of the Asian financial crisis, as well as current international economic instability, is likely to continue to have a negative impact on the Hong Kong economy in the near future.


Although China has committed by treaty to preserve for 50 years the economic and social freedoms enjoyed in Hong Kong prior to the reversion, the continuation of the economic system in Hong Kong after the reversion will be dependent on the Chinese government, and there can be no assurances that the commitment made by China regarding Hong Kong will be maintained. Prior to the reversion, legislation was enacted in Hong Kong designed to extend democratic voting procedures for Hong Kong's legislature. China has expressed disagreement with this legislation, which it states is in contravention of the principles evidenced in the Basic Law of the Hong Kong SAR. The National Peoples' Congress of China has passed a resolution to the effect that the Legislative Council and certain other councils and boards of the Hong Kong Government were to be terminated on June 30, 1997. Such bodies have subsequently been reconstituted in accordance with China's interpretation of the Basic Law. Any increase in uncertainty as to the future economic and political status of Hong Kong could have a materially adverse effect on the value of the Global Target 15 Series. The Fund is unable to predict the level of market liquidity or volatility which may occur as a result of the reversion to sovereignty, both of which may negatively impact such Series.


The currency crisis which has affected a majority of Asian markets since mid-1997 has forced Hong Kong leaders to address whether to devaluate the Hong Kong dollar or maintain its peg to the U.S. dollar. During the volatile markets of 1998, the Hong Kong Monetary Authority (HKMA) acquired the common stock of certain Hong Kong issuers listed on the Hong Kong Stock Exchange in an effort to stabilize the Hong Kong dollar and thwart currency speculators. Government intervention may hurt Hong Kong's reputation as a free market and increases concerns that authorities are not willing to let Hong Kong's currency system function autonomously. This may undermine confidence in the Hong Kong dollar's peg to the U.S. dollar. Any downturn in economic growth or increase in the rate of inflation in China or Hong Kong could have a materially adverse effect on the value of the Global Target 15 Series.


Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets. For example, the Hang Seng Index declined by approximately 31% in October, 1997 as a result of speculation that the Hong Kong dollar would become the next victim of the Asian currency crisis, and in 1989, the Hang Seng Index dropped 1,216 points (approximately 58%) in early June following the events at Tiananmen Square. The Hang Seng Index gradually climbed subsequent to the events at Tiananmen Square but fell by 181 points on October 13, 1989 (approximately 6.5%) following a substantial fall in the U.S. stock markets. During 1994, the Hang Seng Index lost approximately 31% of its value. From January through August of 1998, during a period marked by international economic instability and a global crisis, the Hang Seng Index declined by nearly 27%. The Hang Seng Index is subject to change, and delisting of any issues may have an adverse impact on the performance of the Global Target 15 Series, although delisting would not necessarily result in the disposal of the stock of these companies, nor would it prevent such Series from purchasing additional common stock. In recent years, a number of companies, comprising approximately 10% of the total capitalization of the Hang Seng Index, have delisted. In addition, as a result of Hong Kong's reversion to Chinese sovereignty, an increased number of Chinese companies could become listed on the Hong Kong Stock Exchange, thereby changing the composition of the stock market and, potentially, the composition of the Hang Seng Index.

         Exchange Rate Risk. The Global Target 15 Series is comprised substantially of common stock that are principally traded in foreign currencies and as such, involve investment risks that are substantially different from an investment in a fund which invests in securities that are principally traded in United States dollars. The United States dollar value of the Series' portfolios and of the distributions from the portfolios will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the rate of inflation in the respective economies compared to the United States, the impact of interest rate differentials between different currencies on the movement of foreign currency rates, the balance of imports and exports of goods and services, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, interest rate differentials between the currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well--particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or weakness of a particular currency may sometimes exercise considerable speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in the balance of trade.

The following table sets forth, for the periods indicated, the range of fluctuation concerning the equivalent U.S. dollar rates of exchange and end of month equivalent U.S. dollar rates of exchange for the United Kingdom pound sterling and the Hong Kong dollar:

Foreign Exchange Rates: Range of Fluctuations in Foreign Currencies

----------------- ----------------------- -----------------------
Annual Period     United Kingdom Pound    Hong Kong/U.S. Dollar
                  Sterling/U.S.Dollar
----------------- ----------------------- -----------------------

1983              0.616 - 0.707           6.480 - 8.700
----------------- ----------------------- -----------------------

1984              0.671 - 0.864           7.774 - 8.050
----------------- ----------------------- -----------------------

1985              0.672 - 0.951           7.729 - 7.990
----------------- ----------------------- -----------------------

1986              0.643 - 0.726           7.768 - 7.819
----------------- ----------------------- -----------------------

1987              0.530 - 0.680           7.751 - 7.822
----------------- ----------------------- -----------------------

1988              0.525 - 0.601           7.764 - 7.912
----------------- ----------------------- -----------------------

1989              0.548 - 0.661           7.775 - 7.817
----------------- ----------------------- -----------------------

1990              0.504 - 0.627           7.740 - 7.817
----------------- ----------------------- -----------------------

1991              0.499 - 0.624           7.716 - 7.803
----------------- ----------------------- -----------------------

1992              0.498 - 0.667           7.697 - 7.781
----------------- ----------------------- -----------------------

1993              0.630 - 0.705           7.722 - 7.766
----------------- ----------------------- -----------------------

1994              0.610 - 0.684           7.723 - 7.750
----------------- ----------------------- -----------------------

1995              0.610 - 0.653           7.726 - 7.763
----------------- ----------------------- -----------------------

1996              0.583 - 0.670           7.732 - 7.742
----------------- ----------------------- -----------------------

1997              0.584 - 0.633           7.708 - 7.751
----------------- ----------------------- -----------------------

1998              0.584 - 0.620           7.735 - 7.749
----------------- ----------------------- -----------------------


1999              0.597 - 0.646           7.746 - 7.775

----------------- ----------------------- -----------------------


2000              0.617-0.705             7.7735-7.7997

----------------- ----------------------- -----------------------

Source: Bloomberg L.P.

The sub-adviser will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, since these markets are volatile and are constantly changing, depending on the activity at any particular time of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies, and since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the sub-adviser may not be indicative of the amount in United States dollars the Series would receive had the Series sold any particular currency in the market. The foreign exchange transactions of the Series may be conducted by the Series with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. Although foreign exchange dealers trade on a net basis, they do realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price).

Sector Series Risks

         Leading Brands Sector Series. An investment in this Series should be made with an understanding of the problems and risks inherent in an investment in the consumer products industry in general. These include the cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, product liability litigation and other litigation resulting from accidents, extensive competition (including that of low-cost foreign competition), unfunded pension fund liabilities and employee and retiree benefit costs and financial deterioration resulting from leveraged buy-outs, takeovers or acquisitions. In general, expenditures on consumer products will be affected by the economic health of consumers. A weak economy with its consequent effect on consumer spending could have an adverse effect on consumer products companies. Other factors of particular relevance to the profitability of the industry are the effects of increasing environmental regulation on packaging and on waste disposal, the continuing need to conform with foreign regulations governing packaging and the environment, the outcome of trade negotiations and the effect on foreign subsidies and tariffs, foreign exchange rates, the price of oil and its effect on energy costs, inventory cutbacks by retailers, transportation and distribution costs, health concerns relating to the consumption of certain products, the effect of demographics on consumer demand, the availability and cost of raw materials and the ongoing need to develop new products and to improve productivity.

         Communications Sector Series. An investment in this Series should be made with an understanding of the problems and risks inherent in an investment in the communications industry in general.

The market for high-technology communications products and services is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the common stock depends in substantial part on the timely and successful introduction of new products and services. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuer of the common stock will be able to respond in a timely manner to compete in the rapidly developing marketplace.


The communications industry is subject to governmental regulation. However, as market forces develop, the government will continue to deregulate the communications industry, promoting vigorous economic competition and resulting in rapid development of new communications technologies. The products and services of communications companies may be subject to rapid obsolescence. These factors could affect the value of the Series. For example, while telephone companies in the United States are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered, the prohibition against phone companies delivering video services has been lifted. This created competition between phone companies and cable operators and encouraged phone companies to modernize their communications infrastructure. Certain types of companies represented in the Series' portfolio are engaged in fierce competition for a share of the market of their products. As a result, competitive pressures are intense and the stocks are subject to rapid price volatility.


Many communications companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the common stock to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology.


         Energy Sector Series. An investment in this Series should be made with an understanding of the problems and risks inherent in an investment in the energy industry in general.


The Energy Sector Series invests in common stock of companies involved in the energy industry. The business activities of companies held in this Series may include: production, generation, transmission, marketing, control, or measurement of energy or energy fuels; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field are also considered for this Series.

The securities of companies in the energy field are subject to changes in value and dividend yield which depend, to a large extent, on the price and supply of energy fuels. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other regulatory policies of various governments. As a result of the foregoing, the common stock in this Series may be subject to rapid price volatility. The Fund is unable to predict what impact the foregoing factors will have on the common stock in this Series.


According to the U.S. Department of Commerce, the factors which will most likely shape the energy industry include the price and availability of oil from the Middle East, changes in United States environmental policies and the continued decline in U.S. production of crude oil. Possible effects of these factors may be increased U.S. and world dependence on oil from the Organization of Petroleum Exporting Countries (OPEC) and highly uncertain and potentially more volatile oil prices. Factors which the sub-adviser believes may increase the profitability of oil and petroleum operations include increasing demand for oil and petroleum products as a result of the continued increases in annual miles driven and the improvement in refinery operating margins caused by increases in average domestic refinery utilization rates. The existence of surplus crude oil production capacity and the willingness to adjust production levels are the two principal requirements for stable crude oil markets. Without excess capacity, supply disruptions in some countries cannot be compensated for by others. Surplus capacity in Saudi Arabia and a few other countries and the utilization of that capacity prevented, during the Persian Gulf crisis, and continues to prevent, severe market disruption. Although unused capacity contributed to market stability in 1990 and 1991, it ordinarily creates pressure to overproduce and contributes to market uncertainty. Formerly, OPEC members attempted to exercise control over production levels in each country through a system of mandatory production quotas. Because of the 1990-1991 crisis in the Middle East, the mandatory system has since been replaced with a voluntary system. Production under the new system has had to be curtailed on at least one occasion as a result of weak prices, even in the absence of supplies from Kuwait and Iraq. The pressure to deviate from mandatory quotas, if they are reimposed, is likely to be substantial and could lead to a weakening of prices. In the longer term, additional capacity and production will be required to accommodate the expected large increases in world oil demand and to compensate for expected sharp drops in U.S. crude oil production. Only a few OPEC countries, particularly Saudi Arabia, have the petroleum reserves that will allow the required increase in production capacity to be attained. Given the large-scale financing that is required, the prospect that such expansion will occur soon enough to meet the increased demand is uncertain.


Declining U.S. crude oil production will likely lead to increased dependence on OPEC oil, putting refiners at risk of continued and unpredictable supply disruptions. Increasing sensitivity to environmental concerns will also pose serious challenges to the industry over the coming decade. Refiners are likely to be required to make heavy capital investments and make major production adjustments in order to comply with increasingly stringent environmental legislation, such as the 1990 amendments to the Clean Air Act. If the cost of these changes is substantial enough to cut deeply into profits, smaller refiners may be forced out of the industry entirely. Moreover, lower consumer demand due to increases in energy efficiency and conservation, gasoline reformulations that call for less crude oil, warmer winters or a general slowdown in economic growth in this country and abroad could negatively affect the price of oil and the profitability of oil companies. No assurance can be given that the demand for or prices of oil will increase or that any increases will not be marked by great volatility. Some oil companies may incur large cleanup and litigation costs relating to oil spills and other environmental damage. Oil production and refining operations are subject to extensive federal, state and local environmental laws and regulations governing air emissions and the disposal of hazardous materials. Increasingly stringent environmental laws and regulations are expected to require companies with oil production and refining operations to devote significant financial and managerial resources to pollution control. General problems of the oil and petroleum products industry include the ability of a few influential producers to significantly affect production, the concomitant volatility of crude oil prices, increasing public and governmental concern over air emissions, waste product disposal, fuel quality and the environmental effects of fossil-fuel use in general.

In addition, any future scientific advances concerning new sources of energy and fuels or legislative changes relating to the energy industry or the environment could have a negative impact on the petroleum products industry. While legislation has been enacted to deregulate certain aspects of the oil industry, no assurances can be given that new or additional regulations will not be adopted. Each of the problems referred to could adversely affect the financial stability of the issuers of any petroleum industry stocks in this Series.

         Financial Sector Series. An investment in this Series should be made with an understanding of the problems and risks inherent in the bank and financial services sector in general.

Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Bank and thrift institutions had received significant consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsided, this income diminished. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks and thrifts because they generally have a portion of their assets invested in loans secured by real estate. Banks, thrifts and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks and thrifts may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and thrifts and increases in deposit insurance premiums required to be paid by banks and thrifts to the Federal Deposit Insurance Corporation (FDIC), can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.


The statutory requirements applicable to and regulatory supervision of banks, thrifts and their holding companies have increased significantly and have undergone substantial change in recent years. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act; enacted in August 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, the Resolution Trust Corporation Refinancing, Restructuring, and Improvement Act of 1991 and the regulations promulgated under these laws. Their impact on the business, financial condition and prospects of the common stock in the Series' portfolio cannot be predicted with certainty. The recently enacted Gramm-Leach-Bliley Act repealed most of the barriers set up by the 1933 Glass-Steagall Act which separated the banking, insurance and securities industries. Now banks, insurance companies and securities firms can merge to form one-stop financial conglomerates marketing a wide range of financial service products to investors. This legislation will likely result in increased merger activity and heightened competition among existing and new participants in the field. Efforts to expand the ability of federal thrifts to branch on an interstate basis have been initially successful through promulgation of regulations, and legislation to liberalize interstate banking has recently been signed into law. Under the legislation, banks will be able to purchase or establish subsidiary banks in any state, one year after the legislation's enactment. Since mid-1997, banks have been allowed to turn existing banks into branches. Consolidation is likely to continue. The Securities and Exchange Commission and the Financial Accounting Standards Board require the expanded use of market value accounting by banks and have imposed rules requiring market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Additional legislative and regulatory changes may be forthcoming. For example, the bank regulatory authorities have proposed substantial changes to the Community Reinvestment Act and fair lending laws, rules and regulations, and there can be no certainty as to the effect, if any, that such changes would have on the common stock in the Series' portfolio. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or reduce the dollar amount or number of deposits insured for any depositor. Such reforms could reduce profitability as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. Banks and thrifts face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies, and increased competition may result from legislative broadening of regional and national interstate banking powers as has been recently enacted. The Fund makes no prediction as to what, if any, manner of bank and thrift regulatory actions might ultimately be adopted or what ultimate effect such actions might have on the Series' portfolio.

The Federal Bank Holding Company Act of 1956 generally prohibits a bank holding company from (1) acquiring, directly or indirectly, more than 25% of the outstanding shares of any class of voting securities of a bank or bank holding company, (2) acquiring control of a bank or another bank holding company, (3) acquiring all or substantially all the assets of a bank, or (4) merging or consolidating with another bank holding company, without first obtaining Federal Reserve Board ("FRB") approval. In considering an application with respect to any such transaction, the FRB is required to consider a variety of factors, including the potential anti-competitive effects of the transaction, the financial condition and future prospects of the combining and resulting institutions, the managerial resources of the resulting institution, the convenience and needs of the communities the combined organization would serve, the record of performance of each combining organization under the Community Reinvestment Act and the Equal Credit Opportunity Act, and the prospective availability to the FRB of information appropriate to determine ongoing regulatory compliance with applicable banking laws. In addition, the federal Change In Bank Control Act and various state laws impose limitations on the ability of one or more individuals or other entities to acquire control of banks or bank holding companies.


The Federal Reserve Board (FRB) has issued a policy statement on the payment of cash dividends by bank holding companies. In the policy statement, the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. The Fund makes no prediction as to the effect, if any, such laws will have on the common stock or whether such approvals, if necessary, will be obtained.

Companies involved in the insurance industry are engaged in underwriting, reinsuring, selling, distributing or placing of property and casualty, life or health insurance. Other growth areas within the insurance industry include brokerage, reciprocals, claims processors and multiline insurance companies. Insurance company profits are affected by interest rate levels, general economic conditions, and price and marketing competition. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations, and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

In addition to the normal risks of business, companies involved in the insurance industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as: (i) the inherent uncertainty in the process of establishing property-liability loss reserves, particularly reserves for the cost of environmental, asbestos and mass tort claims, and the fact that ultimate losses could materially exceed established loss reserves which could have a material adverse effect on results of operations and financial condition;
(ii) the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophe losses which could have a material adverse impact on their financial condition, results of operations and cash flow; (iii) the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claims settlement practices; (iv) the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability rating; (v) the extensive regulation and supervision to which insurance companies' subsidiaries are subject, various regulatory initiatives that may affect insurance companies, and regulatory and other legal actions; (vi) the adverse impact that increases in interest rates could have on the value of an insurance company's investment portfolio and on the attractiveness of certain of its products; (vii) the need to adjust the effective duration of the assets and liabilities of life insurance operations in order to meet the anticipated cash flow requirements of its policyholder obligations, and (vii) the uncertainty involved in estimating the availability of reinsurance and the collectibility of reinsurance recoverables.


The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners ("NAIC") and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulations. It is difficult to predict whether any state or federal legislation will be enacted to change the nature or scope of regulation of the insurance industry, or what effect, if any, such legislation would have on the industry.

All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations could cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.

Environmental pollution clean-up is the subject of both federal and state regulation. By some estimates, there are thousands of potential waste sites subject to clean up. The insurance industry is involved in extensive litigation regarding coverage issues. The Comprehensive Environmental Response Compensation and Liability Act of 1980 (Superfund) and comparable state statutes (mini-Superfund) govern the clean-up and restoration by "Potentially Responsible Parties" (PRP's). Superfund and the mini-Superfunds (Environmental Clean-up Laws or ECLs) establish a mechanism to pay for clean-up of waste sites if PRPs fail to do so, and to assign liability to PRPs. The extent of liability to be allocated to a PRP is dependent on a variety of factors. Further, the number of waste sites subject to clean-up is unknown. Very few sites have been subject to clean-up to date. The extent of clean-up necessary and the assignment of liability has not been established. The insurance industry is disputing many such claims. Key coverage issues include whether Superfund response costs are considered damages under the policies, when and how coverage is triggered, applicability of pollution exclusions, the potential for joint and several liability and the definition of an occurrence. Similar coverage issues exist for clean up and waste sites not covered under Superfund. To date, courts have been inconsistent in their rulings on these issues. An insurer's exposure to liability with regard to its insureds which have been, or may be, named as PRPs is uncertain. Superfund reform proposals are periodically introduced in Congress. There can be no assurance that any Superfund reform legislation will be enacted or that any such legislation will provide for a fair, effective and cost-efficient system for settlement of Superfund related claims.

While current federal income tax law permits the tax-deferred accumulation of earnings on the premiums paid by an annuity owner and holders of certain savings-oriented life insurance products, no assurance can be given that future tax law will continue to allow such tax deferrals. If such deferrals were not allowed, consumer demand for the affected products would be substantially reduced. In addition, proposals to lower the federal income tax rates through a form of flat tax or otherwise could have, if enacted, a negative impact on the demand for such products.

Companies engaged in investment banking/brokerage and investment management include brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies. Earnings and share prices of companies in this industry are quite volatile, and often exceed the volatility levels of the market as a whole. Major determinants of future earnings of these companies are the direction of the stock market, investor confidence, equity transaction volume, the level and direction of long-term and short-term interest rates, and the outlook for emerging markets. Negative trends in any of these earnings determinants could have a serious adverse effect on the financial stability, as well as on the stock prices, of these companies. Furthermore, there can be no assurance that the issuers of the common stock included in this Series will be able to respond in a timely manner to compete in the rapidly developing marketplace. In addition to the forgoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.


         Pharmaceutical/Healthcare Sector Series. An investment in this Series should be made with an understanding of the characteristics of the pharmaceutical and healthcare industries and the risks which such investment may entail.


Pharmaceutical and healthcare companies are companies involved in drug development and production services, biotech, hospital management/health services, medical supplies and advanced medical devices and instruments. Such companies are subject to governmental regulation of their products and services, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products or services. Furthermore, such companies face the risk of increasing competition from new products and services, generic drug sales, the termination of their patent protection for drug or medical supplies products and the risk that technological advances will render their products or services obsolete. The research and development costs of bringing a drug to market are substantial and include lengthy government review processes, with no guarantee that the product will ever come to market. Many of these companies may have losses and not offer certain products for several years. Such companies may also have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic. In addition, healthcare facility operators may be affected by events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.

As the population of the United States ages, the companies involved in the pharmaceutical field will continue to search for and develop new drugs, medical products and medical services through advanced technologies and diagnostics. On a worldwide basis, such companies are involved in the development and distribution of drugs, vaccines, medical products and medical services. These activities may make the healthcare sectors very attractive for investors seeking the potential for growth in their investment portfolio. However, there are no assurances that the Series' objectives will be met.

Legislative proposals concerning healthcare are considered from time to time. These proposals span a wide range of topics, including cost and price controls (which might include a freeze on the prices of prescription drugs), national health insurance, incentives for competition in the provisions of healthcare services, tax incentives and penalties related to healthcare insurance premiums and promotion of prepaid healthcare plans. The Fund is unable to predict the effect of any of these proposals, if enacted, on the issuers of common stock in the Series.


         Technology Sector Series. An investment in this Series should be made with an understanding of the characteristics of the technology industry and the risks which such an investment may entail.


Technology companies generally include companies involved in the development, design, manufacture and sale of computers and peripherals, software and services, data networking/communications equipment, internet access/information providers, semi-conductors and semi-conductor equipment and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the common stock depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the common stock will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the common stock.


Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of common stock will obtain orders of similar magnitude such as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of common stock.

Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the common stock to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. For example, recent proposals would prohibit the distribution of obscene, lascivious or indecent communications on the Internet. The adoption of any such laws could have a material adverse impact on the common stock in the Series.

Like many areas of technology, the semiconductor business environment is highly competitive, notoriously cyclical and subject to rapid and often unanticipated change. Recent industry downturns have resulted, in part, from weak pricing, persistent overcapacity, slowdown in Asian demand and a shift in retail personal computer sales toward the low end, or "sub-$1000" segment. Industry growth is dependent upon several factors, including: the rate of global economic expansion; demand for products such as personal computers and networking and communications equipment; excess productive capacity and the resultant effect on pricing; and the rate of growth in the market for low-price personal computers.

                INVESTMENT RESTRICTIONS APPLICABLE TO ALL SERIES

Fundamental Policies Applicable to All Series. The following fundamental policies may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund (or of a particular Series, if appropriate). The Investment Company Act of 1940 (1940 Act) defines a majority vote as the vote of the lesser of (i) 67% of the Fund interests represented at a meeting at which more than 50% of the outstanding interests are represented or
(ii) more than 50% of the outstanding voting interests. With respect to the submission of a change in an investment policy to the holders of outstanding voting interests of a particular Series, such matter shall be deemed to have been effectively acted upon with respect to such Series if a majority of the outstanding voting interests of such Series vote for the approval of such matter, notwithstanding that (1) such matter has not been approved by the holders of a majority of the outstanding voting interests of any other Series affected by such matter, and (2) such matter has not been approved by the vote of a majority of the outstanding voting Fund interests.

     (1)  A Series may not issue senior securities.

     (2) A Series will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 25% of the value of a Series' assets. In the case of any borrowing, a Series may pledge, mortgage or hypothecate up to 15% of its assets.

     (3) A Series will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 when selling portfolio securities.

     (4)  A Series will not purchase or sell real estate or interests therein.

     (5) A Series will not lend any security or make any other loan if, as a result, more than 33 1/3% of the Series' total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (6) A Series may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.

None of the Series is a "diversified company," as that term is defined in the Investment Company Act of 1940, as amended. There are no limitations on the concentration of the investments held by any Series in any particular industry or group of industries. However, because each Sector Series is only investing in common stocks of companies within specific industries, the Series' performance is closely tied to, and affected by, those specific industries. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Sector Series will invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.

                             MANAGEMENT OF THE FUND

The officers of the Fund manage its day to day operations and are responsible to the Fund's Board of Managers. The Board of Managers of the Fund sets broad policies for each Series and chooses the Fund's officers. The following is a list of the Managers and officers of the Fund and a statement of their present positions and principal occupations during the past five years.


For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL Series Trust, JNL Investors Series Trust, JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund IV LLC, JNL Variable Fund V LLC, JNLNY Variable Fund I LLC, and JNLNY Variable Fund II LLC. Each of the Fund's Managers is also a Manager of each of the other funds in the Fund Complex, except for the JNL Series Trust and each of the Fund's officers is also an officer of one or more of the funds in the Fund Complex.

ANDREW B. HOPPING* (Age 42), 1 Corporate Way, Lansing, Michigan 48951
Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex
President and Chief Executive Officer of the Fund and each of the other funds in the Fund Complex
JNL Series Trust, Vice President (8/96 to 8/97)
JNL Series Trust, Treasurer (8/96 to 8/97)
JNL Series Trust, Chief Financial Officer (8/96 to 8/97)
Jackson National Life Distributors, Inc., Treasurer (1/98 to present)
Jackson National Financial Services, LLC, President and Managing Board Member
  (3/98 to 1/01)
Jackson National Asset Management, LLC, President and Managing Board Member
  (1/01 to present)
Jackson National Life Insurance Company, Executive Vice President
  (7/98 to present)
Jackson National Life Insurance Company, Chief Financial Officer
  (12/97 to present)
Jackson National Life Insurance Company, Senior Vice President (6/94 to 7/98) Jackson National Life Insurance Company of New York, Director (9/97 to present) Jackson National Life Insurance Company of New York, Chief Financial Officer
  (3/98 to present)
Jackson National Life Insurance Company of New York, Executive Vice President
  (7/98 to present)
Jackson National Life Insurance Company of New York, Treasurer (3/98 to 7/98) Jackson National Life Insurance Company of New York, Senior Vice President
  (11/95 to 7/98)
National Planning Corporation, Vice President (5/98 to 7/98)
Jackson National Life Distributors, Inc., Chief Financial Officer and Vice
  President (7/97 to present)
National Planning Corporation, Director (6/97 to present)
Jackson National Financial Services, Inc., CEO and President (7/97 to 5/98) Countrywide Credit, Executive Vice President (3/92 to 6/94)

MICHAEL BOUCHARD** (Age 45), 344 Fairfax, Birmingham, MI 48009
Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex (except the JNL Series Trust)
Sheriff, Oakland County, Michigan (1/99 to present)
Senator State of Michigan (1991 to 1999)

DOMINIC D'ANNUNZIO** (Age 63), 100 Siena Way, Unit 1204, Naples, FL 34119 Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex (except the JNL Series Trust)
Acting Commissioner of Insurance for the State of Michigan, (8/97 to 5/98) Acting Commissioner of Insurance for the State of Michigan, (1/90 to 5/90) Acting Manager of Michigan State Accident Fund (9/89 to 12/89)
Deputy Commissioner of the Office of Financial Analysis and Examinations
  (4/89 to 8/97)
Deputy Commissioner of the Office of Market Standards (1/87 to 4/89)

MICHELLE ENGLER** (Age 43), 2520 Oxford Drive, Lansing, MI 48911
Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex (except the JNL Series Trust)
First Lady of the State of Michigan (1991 to present)
Chair, Michigan Community Service Commission (1991 to present)

ROBERT A. FRITTS* (Age 51) 1 Corporate Way, Lansing, Michigan 48951 Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex
Vice President, Treasurer and Chief Financial Officer of the Fund and each of the other funds in the Fund Complex
JNL Series Trust, Assistant Treasurer (2/96 to August 1997)
JNL Series Trust, Assistant Secretary (12/94 to 2/96)
Jackson National Life Insurance Company, Vice President and Controller
  (8/82 to present)
Jackson National Life Insurance Company of New York, Vice President and
  Controller - Financial Operations (11/95 to present)
Jackson National Life Insurance Company of New York, Assistant Secretary
  (11/95 to 3/98)

THOMAS J. MEYER (Age 54) 1 Corporate Way, Lansing, Michigan 48951

Vice President, Secretary and Counsel of the Fund and each of the other funds in the Fund Complex
Jackson National Life Insurance Company, Senior Vice President (7/98 to present) Jackson National Life Insurance Company, Secretary (9/94 to present)
Jackson National Life Insurance Company, General Counsel (3/85 to present) Jackson National Life Insurance Company, Vice President (3/85 to 7/98)
Jackson National Life Insurance Company of New York, Director (7/95 to present) Jackson National Life Insurance Company of New York, General Counsel
  (11/95 to present)
Jackson National Life Insurance Company of New York, Secretary
  (11/95 to present)
Jackson National Life Insurance Company of New York, Senior Vice President
  (7/98 to present)
Jackson National Life Insurance Company of New York, Vice President
  (11/95 to 7/98)


MARK D. NERUD (Age 34) 225 West Wacker Drive, Suite 1200, Chicago, IL 60606 Vice President and Assistant Treasurer of the Fund and each of the other funds in the Fund Complex
Jackson National Financial Services, LLC, Chief Financial Officer (3/98 to 1/01) Jackson National Financial Services, LLC, Managing Board Member (3/98 to 1/01) National Planning Corporation, Vice President (5/98 to present)
Jackson National Life Distributors, Inc., Chief Operating Officer
  (7/97 to present)
Jackson National Life Distributors, Inc., Vice President, Assistant Treasurer
  (1/98 to present)
Jackson National Asset Management, LLC, Chief Financial Officer
  (1/01 to present)
Jackson National Asset Management, LLC, Managing Board Member (1/01 to present) Jackson National Financial Services, Inc., Director (1/98 to 5/98)
Jackson National Financial Services, Inc., Chief Operating Officer
  (6/97 to 5/98)
Jackson National Financial Services, Inc., Treasurer (6/97 to 5/98)
Jackson National Life Insurance Company, Vice President - Fund Accounting
  & Administration (1/00 to present)
Jackson National Life Insurance Company, Assistant Vice President - Mutual Fund
  Operations (5/97 to 12/99)
Jackson National Life Insurance Company, Assistant Vice President
  (10/96 to 4/97)
Jackson National Life Insurance Company, Assistant Controller (10/96 to 4/97) Jackson National Life Insurance Company, Senior Manager - Mutual Fund
  Operations (4/96 to 10/96)
Voyageur Asset Management Company, Manager - Mutual Fund Accounting
  (5/93 to 4/96)

SUSAN RHEE (Age 30) 1 Corporate Way, Lansing, Michigan 48951 Assistant Secretary of the Fund and each of the other funds in the Fund Complex
Jackson National Financial Services, LLC, Secretary (1/00 to 1/01)
Jackson National Asset Management, LLC, Secretary (1/01 to present)
Jackson National Life Insurance Company, Associate General Counsel
  (7/01 to present)
Jackson National Life Insurance Company, Senior Attorney (1/00 to 7/01)
Goldman, Sachs & Co., Associates (10/99 to 12/99)
Van Eck Associates Corporation, Staff Attorney (9/97 to 10/99)

*Managers who are interested persons as defined in the 1940 Act.
**New member of the Board of Managers as of May 11, 2000.

The officers of the Fund and the Managers who are "interested persons" as designated above receive no compensation from the Fund. Disinterested Managers will be paid $5,000 for each meeting of a fund in the Fund Complex that they attend. The disinterested Managers received the following compensation for services as a Manager during the fiscal year ended December 31, 2000:

                                       Pension or                      Total
                      Aggregate        Retirement     Estimated    Compensation
                  Compensation from     Benefits       Annual      from Fund and
                 the Adviser Accrued   Accrued as     Benefits     Fund Complex
                  as Part of Fund     Part of Fund      Upon         Paid to
                      Expenses          Expenses     Retirement      Managers
Manager

Joseph Frauenheim      $5,000              0              0           $20,000
Richard McLellan       $5,000              0              0           $20,000
Peter McPherson        $5,000              0              0           $20,000
Michael Bouchard      $20,000              0              0           $20,000
Dominic D'Annunzio    $20,000              0              0           $20,000
Michelle Engler       $20,000              0              0           $20,000


As of March 28, 2001, the officers and Managers of the Fund, as a group, owned less than 1% of the then outstanding interests of the Fund. To the extent required by applicable law, JNLNY will solicit voting instructions from owners of variable annuity contracts. All interests of each Series of the Fund will be voted by JNLNY in accordance with voting instructions received from such variable contract owners. JNLNY will vote all of the interests which it is entitled to vote in the same proportion as the voting instructions given by variable contract owners, on the issues presented, including interests which are attributable to JNLNY's interest in the Fund.



                                   PERFORMANCE


A Series' historical performance may be shown in the form of total return. This performance measure is described below. Performance advertised for a Series may or may not reflect the effect of any charges that are imposed under a variable annuity contract (Contract) that is funded by the Fund. Such charges, described in the prospectus for the Contract, will have the effect of reducing a Series' performance.


Standardized average annual total return and non-standardized total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Series.

A Series' standardized average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission (SEC). Standardized average annual total return shows the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one-, five- and ten-year periods, or for a period covering the time the Series has been in existence if the Series has not been in existence for one of the prescribed periods. Because average annual total returns tend to smooth out variations in the Series' returns, you should recognize that they are not the same as actual year-by-year results. The standardized average annual total return for a Series for a specific period is found by first taking a hypothetical $1,000 investment (initial investment) in the Series' shares on the first day of the period, adjusting to deduct the applicable charges, if any, and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and the quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Series have been reinvested at net asset value on the reinvestment dates during the period.

The standardized average annual total return will be based on rolling calendar quarters and will cover at least periods of one, five and ten years, or a period covering the time the Series has been in existence, if it has not been in existence for one of the prescribed periods.

Non-standardized total return may also be advertised. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return for a specific period is calculated by first taking an investment (initial investment) in the applicable Series on the first day of the period and computing the end value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Series have been reinvested at net asset value on the reinvestment dates during the period. Non-standardized total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance, therefore, should not be considered a guarantee of future performance. Factors affecting the performance of a Series include general market conditions, operating expenses and investment management.

A Series' performance quotations are based upon historical results and are not necessarily representative of future performance. The Series' interests are sold at net asset value. Returns and net asset value will fluctuate. Interests of a Series are redeemable at the then current net asset value, which may be more or less than original cost.

                     INVESTMENT ADVISORY AND OTHER SERVICES


Investment Adviser. Jackson National Asset Management, LLC (JNAM), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Fund. As investment adviser, JNAM provides the Fund with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom.

JNAM acts as investment adviser to the Series pursuant to an Investment Advisory and Management Agreement. The Investment Advisory and Management Agreement continues in effect for each Series from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Fund, and (ii) the interest holders of each Series or the Board of Managers. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding interests of a Series with respect to that Series, and will terminate automatically upon assignment. Additional Series may be subject to a different agreement. The Investment Advisory and Management Agreement provides that JNAM shall not be liable for any error of judgment, or for any loss suffered by the Series in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. Each Series is obligated to pay JNAM the following fees (the fee percentages are identical for each Series):


          Assets                                           Fees

          $0 to $500 million                               .75%
          $500 million to $1 billion                       .70%
          Over $1 billion                                  .65%




Sub-Adviser. JNAM has entered into a Sub-Advisory Agreement with First Trust Advisors L.P. (First Trust) to manage the investment and reinvestment of the assets of each Series, subject to JNAM's supervision.

First Trust, an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for each Series of the Fund. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of Dupage L.P., and one general partner, Nike Securities Corporation. Grace Partners of Dupage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Nike Securities Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. Pursuant to a Sub-Advisory Agreement with JNAM, First Trust is responsible for selecting the investments of each Series consistent with the investment objectives and policies of that Series, and will conduct securities trading for the Series. First Trust discharges its responsibilities subject to the policies of the Board of Managers of the Fund and the oversight and supervision of JNAM, which pays First Trust's sub-advisory fees.


Under the Sub-Advisory Agreement, First Trust provides each Series with discretionary investment services. Specifically, First Trust is responsible for supervising and directing the investments of each Series in accordance with each Series' investment objective, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. First Trust is also responsible for effecting all security transactions on behalf of each Series.


As compensation for its services, First Trust receives a fee, which is paid by JNAM. The Sub-Advisory Agreement also provides that First Trust, its directors, officers, employees, and certain other persons performing specific functions for the Series will only be liable to the Series for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

The Sub-Advisory Agreement continues in effect for each Series from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Series and by the interest holders of each Series or the Board of Managers. It may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding interests of a Series with respect to that Series, and will terminate automatically upon assignment or upon the termination of the investment management agreement between JNAM and the Series. Additional Series may be subject to a different agreement. The Sub-Advisory Agreement also provides that First Trust is responsible for compliance with the provisions of
Section 817(h) of the Internal Revenue Code of 1986, as amended (Code), applicable to each Series (relating to the diversification requirements applicable to investments in underlying variable annuity contracts). JNAM is obligated to pay First Trust out of the advisory fee it receives from each Series the following fees (the fee percentages are identical for each Series):


        Assets                                             Fees

        $0 to $500 million                                 .35%
        $500 million to $1 billion                         .30%
        Over $1 billion                                    .25%


License Agreements. JNAM, Jackson National Life Insurance Company and the Series have entered into a Sub-License Agreement with First Trust under the terms of which the Series and JNL are permitted to use and refer to certain copyright, trademark and proprietary rights and trade secrets of Dow Jones & Company.

JNL has also entered into a License Agreement with Standard & Poor's(R). The JNL/First Trust The S&P Target 10 Series is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Series or any member of the public regarding the advisability of investing in securities generally or in the Series particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which are determined, composed and calculated by S&P without regard to the Licensee or the Series. S&P has no obligation to take the needs of the Licensee or the owners of the Series into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Series or the timing of the issuance or sale of the Series or in the determination or calculation of the equation by which the Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Series.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


Administrative Fee. Each Series pays to JNAM an Administrative Fee. Each Series, except the JNL/First Trust Global Target 15 Series, pays an Administrative Fee of .10% of the average daily net assets of the Series. The JNL/First Trust Global Target 15 Series pays an Administrative Fee of .15% of the average daily net assets of the Series. In return for the fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Series. In accordance with the Administration Agreement, JNAM is responsible for the payment of expenses related to legal, audit, fund accounting, custody, printing and mailing, managers fees and all other services necessary for the operation of each Series. Each Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

Custodian and Transfer Agent. Boston Safe Deposit & Trust Company, One Boston Place, Boston, Massachusetts 02108, acts as custodian for each Series of the Fund. In general, the custodian is responsible for holding the Series' cash and securities and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Series.

JNAM is the transfer agent and dividend-paying agent for each Series of the Fund.

Independent Accountants. The Board of Managers has appointed KPMG LLP as the Fund's independent accountants. KPMG LLP, 90 South Seventh Street, Minneapolis, MN 55402, will audit and report on the Fund's annual financial statements, and will perform other professional accounting, auditing and advisory services when engaged to do so by the Fund.

Series Transactions and Brokerage. Pursuant to the Sub-advisory Agreement, First Trust is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. First Trust has no formula for the distribution of the Fund's brokerage business, its intention being to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Fund. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

         Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, First Trust will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for its own account.

         In selecting brokers and dealers through whom to effect transactions, First Trust will give consideration to a number of factors, including price, dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by First Trust, either in terms of a particular transaction or First Trust's overall responsibilities with respect to the Fund and any other accounts managed by First Trust, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction. In selecting brokers and dealers, First Trust will also give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, First Trust may use a broker whose commission in effecting the transaction is higher than that of some other broker if First Trust determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or First Trust's overall responsibilities with respect to the Fund and any other accounts managed by First Trust. Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Consistent with the foregoing considerations and the Conduct Rules of the NASD, First Trust may consider the sale of shares of the Series or variable insurance products that use the Series as investment vehicles, or may consider or follow recommendations of JNFS that take such sales into account, as factors in the selection of brokers to effect portfolio transactions for a Series, subject to the requirements of best net price available and most favorable execution. In this regard, JNAM may direct First Trust to try to effect a portion of a Series' transactions through broker-dealers that give prominence to variable insurance products using the Series as investment vehicles, to the extent consistent with best net price available and most favorable execution.

         To the extent research services are used by First Trust in rendering investment advice to the Fund, such services would tend to reduce First Trust' expenses. However, First Trust does not believe that an exact dollar value can be assigned to these services. Research services received by First Trust from brokers or dealers executing transactions for the Fund will be available also for the benefit of other portfolios managed by First Trust.

         The Managers periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Series and review commissions paid by the Series over a period of time to determine if they are reasonable in relation to the benefit to the Series.

         Any portfolio transaction for a Series may be executed through brokers that are affiliated with the Fund, JNAM and/or First Trust, if, in First Trust's judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Series a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

         There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts served by affiliated companies of JNAM or First Trust. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when JNAM and First Trust believe that to do so is in the interest of the Fund. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

Code of Ethics. To mitigate the possibility that a Series will be adversely affected by personal trading of employees, the Fund, JNAM and First Trust have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. JNAM's Code complies, in all material respects, with the recommendations of the Investment Company Institute. Employees subject to the Code of Ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.


                 PURCHASES, REDEMPTIONS AND PRICING OF INTERESTS

The Separate Account may purchase interests of the Series at their net asset value. Interests are purchased using premiums received on policies issued by JNLNY. The Separate Account is funded by interests of the Fund.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional interests of the designated Series (rounded to the nearest 1/1000 of an interest). The Fund does not issue interest certificates.

As stated in the Prospectus, the net asset value (NAV) of Series' interests is determined once each day on which the New York Stock Exchange (NYSE) is open (Business Day) at the close of the regular trading session of the Exchange (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of Series' interests is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The per interest NAV of a Series is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of interests outstanding. In determining NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using exchange rates in effect at the time of valuation. A Series will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Managers.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, European and Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which a Series' net asset value is not calculated. A Series calculates net asset value per interest, and therefore effects sales, redemptions and repurchases of its interests, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the foreign portfolio securities used in such calculation.

The Fund may suspend the right of redemption for any Series only under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of interest holders.

                             ADDITIONAL INFORMATION


Description of Interests. The Fund may issue an unlimited number of full and fractional interests of each Series and divide or combine such interests into a greater or lesser number of interests without thereby changing the proportionate interests in the Fund. Each interest of a Series represents an equal proportionate interest in that Series with each other interest. The Fund reserves the right to create and issue any number of series of interests. In that case, the interests of each series would participate equally in the earnings, dividends, and assets of the particular Series. Upon liquidation of a Series, interest holders are entitled to share pro rata in the net assets of such Series available for distribution to interest holders. Each issued and outstanding interest in a Series is entitled to participate equally in dividends and distributions declared by its corresponding Series, and in the net assets of the Series remaining upon liquidations or dissolution after outstanding liabilities are satisfied. The interests of each Series, when issued, are fully paid and nonassessable. They have no preemptive, conversion, cumulative dividend or similar rights. They are freely transferable. Interests in a Series do not have cumulative rights. This means that owners of more than half of the Fund's interests voting for election of Managers can elect all the Managers if they so choose. Then, the remaining interest owners would not be able to elect any Managers.

Voting Rights. Interest holders are entitled to one vote for each interest held. Interest holders may vote on the election of Managers and on other matters submitted to meetings of interest holders. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of interests of the particular Series affected by the proposal. When a majority is required under the Investment Company Act of 1940, as amended, it means the lesser of 67% or more of the interests present at a meeting when the holders of more than 50% of the outstanding interests are present or represented by proxy, or more than 50% of the outstanding interests.

Interest Holder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone number or address shown on the cover page of the Prospectus.


                                   TAX STATUS


The Fund is not a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). The Fund nonetheless does not pay federal income tax on its interest, dividend income or capital gains. As a limited liability company whose interests are sold only to the Separate Account, the Fund is disregarded as an entity for purposes of federal income taxation. Jackson National Life of New York, through the Separate Account, is treated as owning the assets of the Series directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code (which governs the taxation of insurance companies). Under current tax law, interest, dividend income and capital gains of the Fund are not taxable to the Fund, and are not currently taxable to JNLNY or to policy owners, when left to accumulate within a variable annuity policy. Tax disclosure relating to the variable annuity policies that offer the Fund as an investment alternative is contained in the prospectuses for those policies.


Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the variable annuity policies (that is, the assets of the Series). Failure to satisfy those standards would result in imposition of Federal income tax on a variable annuity policy owner with respect to the increase in the value of the variable annuity policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury Regulations amplify the diversification standards set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

Each Series will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a Series.

                              FINANCIAL STATEMENTS

No financial statements for the Fund are included in the prospectus or in this Statement of Additional Information because the Fund had not commenced operations as of the effective date of this prospectus and Statement of Additional Information.

                            JNLNY VARIABLE FUND I LLC

                                     PART C
                                OTHER INFORMATION

Note: Items 23-30 have been answered with respect to all investment portfolios (Series) of the Registrant.

Item 23.  Exhibits

(a) Certificate of Formation of Registrant dated January 26, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 27, 1999.

(b) Operating Agreement of Registrant, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 27, 1999.

(b)      (1) Operating Agreement of Registrant, attached hereto.

(c)      Not Applicable

(d) (1) Investment Advisory and Management Agreement between Registrant and Jackson National Financial Services, LLC dated May 14, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 27, 1999.

         (2) Form of Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and First Trust Advisors L.P., incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 27, 1999.

         (3) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and First Trust Advisors L.P., attached hereto.

         (4) Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC dated January 31, 2001, attached hereto.

(e) Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York and JNLNY Separate Account I dated May 14, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 27, 1999.

(f)      Not Applicable

(g) Delegation, Custody and Information Services Agreement between the Registrant and Boston Safe Deposit and Trust Company dated May 14, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 27, 1999.

(g) (1)Form of Amended and Restated Mutual Fund Custody and Services Agreement between the Registrant and Boston Safe Deposit and Trust Company, attached hereto.

(h) Administration Agreement between Registrant and Jackson National Financial Services, LLC dated May 14, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 27, 1999.

(h) (1) Administration Agreement between Registrant and Jackson National Asset Management, LLC dated January 31, 2001, attached hereto.

(i)      Opinion of Counsel, attached hereto.

(j)      Not Applicable.

(k)      Not Applicable

(l)      Not Applicable

(m)      Not Applicable

(n)      Not Applicable

(o)      Not Applicable

(p)      (1) The Registrant's Code of Ethics, attached hereto.
         (2) First Trust Advisors, L.P. Code of Ethics, attached hereto.

Item 24. Persons controlled by or under Common Control with Registrant.

         Jackson National Separate Account I
         Jackson National Separate Account III
         Jackson National Separate Account V
         Jackson National Separate Account VI
         JNLNY Separate Account I
         JNLNY Separate Account II


Item 25. Indemnification.

         Article IV of the Registrant's Operating Agreement provides that each of its Managers and Officers (including persons who serve at the Registrant's request as managers, directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a "Covered Person") shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

         The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.

         Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to managers, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a manager, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such manager, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, managers or employees of the Registrant, and by separate agreement Jackson National Life Insurance Company has agreed to indemnify managers of the Registrant who are not interested persons of the Registrant or its investment adviser.

Item 26. Business and Other Connections of Investment Adviser.

         Incorporated herein by reference from the Prospectus and Statement of Additional Information relating to the Trust are the following: the description of the business of Jackson National Asset Management, LLC (JNAM) contained in the section entitled "Management of the Fund" of the Prospectus, and the biographical information pertaining to Messrs. Hopping, Frauenheim, Meyer, Fritts, McLellan, McPherson and Nerud and Ms.Rhee, contained in the section entitled "Management of the Fund" and the description of JNAM contained in the section entitled "Investment Advisory and Other Services" of the Statement of Additional Information.

         Directors and Officers of JNAM:

Name                 Address                   Principal Occupation

Andrew B. Hopping    1 Corporate Way           President, Managing Board Member
                     Lansing, MI 48951         (1/01 to Present)

Mark D. Nerud        1 Corporate Way           Chief Financial Officer,
                     Lansing, MI 48951         Managing Board Member
                                               (1/01 to Present)

Susan S. Rhee        1 Corporate Way           Secretary
                     Lansing, MI 48951         (1/01 to Present)

         First Trust Advisors L.P., file No. 801-39950, the sub-adviser of the series of the Fund, is primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information

Item 27. Principal Underwriters.

         Not Applicable.

Item 28. Location of Accounts and Records

         Certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9),
         (10), and (11) are in the physical possession of the Registrant at 1 Corporate Way, Lansing, Michigan 48951; certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9),
         (10), and (11) are in the physical possession of the Registrant at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606; all other books, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108.

Item 21. Management Services.

         Not Applicable.

Item 30. Undertakings.

(a)      Not Applicable.

(b)      Not Applicable.

(c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lansing and the State of Michigan on the 28th day of December, 2001.


                          JNLNY VARIABLE FUND I LLC


                          By:/s/ Andrew B. Hopping                       *
                             ---------------------------------------------
                             Andrew B. Hopping
                             President, CEO and Manager


         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Andrew B. Hopping      *        President, CEO and        December 28, 2001
---------------------------                                   -----------------
Andrew B. Hopping                   Manager


/s/ Robert A. Fritts       *        Vice President,           December 28, 2001
---------------------------                                   -----------------
Robert A. Fritts                    Treasurer, CFO and Manager


/s/ Joseph Frauenheim      *        Manager                   December 28, 2001
---------------------------                                   -----------------
Joseph Frauenheim

/s/ Richard McLellan       *        Manager                   December 28, 2001
---------------------------                                   -----------------
Richard McLellan

/s/ Peter McPherson        *        Manager                   December 28, 2001
---------------------------                                   -----------------
Peter McPherson

*Thomas J. Meyer, Attorney In Fact

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as managers of JNLNY VARIABLE FUND I LLC, a Delaware limited liability company, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNLNY Variable Fund I LLC, hereby constitute and appoint Andrew B. Hopping, Thomas J. Meyer and Robert P. Saltzman, his/her attorney, with full power of substitution and re-substitution, for and in his/her name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.


/s/ Andrew B. Hopping                                         January 2, 2001
-----------------------------------------------------         ---------------
Andrew B. Hopping                                             Date


/s/ Michael Bouchard                                          January 2, 2001
-----------------------------------------------------         ---------------
Michael Bouchard                                              Date


/s/ Dominic D'Annunzio                                        January 2, 2001
-----------------------------------------------------         ---------------
Dominic D'Annunzio                                            Date


/s/ Michelle Engler                                           January 2, 2001
-----------------------------------------------------         ---------------
Michelle Engler                                               Date


/s/ Robert A. Fritts                                          January 2, 2001
-----------------------------------------------------         ---------------
Robert A. Fritts                                              Date

                                  EXHIBIT LIST


Exhibit
Number       Description

 23.(b)(1)   Operating Agreement of Registrant, attached hereto as EX-99.(b)(1)

 23.(d)(3)   Form of Investment Subadvisory Agreement between Jackson
             National Asset Management, LLC and First Trust Advisors, L.P., attached hereto as EX-99.(d)(3)

 23.(d)(4)   Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC dated January 31, 2001, attached hereto as EX-99.(d)(4)

 23.(g)(1)   Form of Amended and Restated Mutual Fund Custody and Services
             Agreement between the Registrant and Boston Safe Deposit and
             Trust Company, attached hereto as EX-99.(g)(1)

 23.(h)(1)   Administration Agreement between Registrant and Jackson National
             Asset Management, LLC dated January 31, 2001 attached hereto as EX-99.(h)(1)

 23.(i)      Opinion of Counsel, attached hereto as EX-99.(i)

 23.(p)(1)   The Registrant's Code of Ethics, attached hereto as EX-99.(p)(1)

 23.(p)(2)   First Trust Advisors, L.P. Code of Ethics, attached hereto as
             EX-99.(p)(2)